                                                                     EXHIBIT 4.2


================================================================================



                    Madison Gas and Electric Company, Issuer


                                      and


                        M&I First National Bank, Trustee


                                   INDENTURE



                           Dated as of March 1, 1994


                                 --------------



================================================================================

                             CROSS REFERENCE SHEET

                                 -------------



          Provisions of Trust Indenture Act of 1939 and Indenture to be dated as of March 1, 1994 between Madison Gas and Electric Company and M&I First National Bank, Trustee:


Section of the Act                 Section of Indenture
- ------------------                 --------------------
310(a)(1) and (2)..............    6.9
310(a)(3) and (4)..............    Inapplicable
310(b).........................    6.8 and 6.10(a), (b) and (d)
310(c).........................    Inapplicable
311(a).........................    6.13(a) and (c)(1) and (2)
311(b).........................    6.13(b)
311(c).........................    Inapplicable
312(a).........................    4.1 and 4.2(a)
312(b).........................    4.2(a) and (b)(i) and (ii)
312(c).........................    4.2(c)
313(a).........................    4.4(a)
313(b)(1)......................    Inapplicable
313(b)(2)......................    4.4(b)
313(c).........................    4.4(c)
313(d).........................    4.4(d)
314(a).........................    4.3
314(b).........................    Inapplicable
314(c)(1) and (2)..............    13.5
314(c)(3)......................    Inapplicable
314(d).........................    Inapplicable
314(e).........................    13.5
314(f).........................    Inapplicable
315(a), (c) and (d)............    6.1
315(b).........................    5.11
315(e).........................    5.12
316(a)(1)......................    5.9
316(a)(2)......................    Not required
316(a) (last sentence).........    7.4
316(b).........................    5.7
316(c).........................    Not required
317(a).........................    5.2
317(b).........................    3.4(a) and (b)
318(a).........................    13.7

- ----------------

* This Cross Reference Sheet is not part of the Indenture.

                               TABLE OF CONTENTS

                                 -------------

                                                                            Page
                                                                            ----
PARTIES......................................................................

RECITALS

           Authorization of Indenture........................................
           Compliance with Legal Requirements................................
           Purpose of and Consideration for Indenture........................

                                  ARTICLE ONE

                                  DEFINITIONS

Section 1.1   Certain Terms Defined..........................................
              Additional Collateral Bonds....................................
              Authenticating Agent...........................................
              Authorized Newspaper...........................................
              Board of Directors.............................................
              Board Resolution...............................................
              Bonds..........................................................
              Business Day...................................................
              Collateral Bond................................................
              Collateral Bonds...............................................
              Commission.....................................................
              Corporate Trust Office.........................................
              Coupon.........................................................
              Covenant defeasance............................................
              Depository.....................................................
              Dollar.........................................................
              Event of Default...............................................
              First Mortgage.................................................
              Holder, Holder of Notes, Noteholder............................
              Indenture......................................................
              Interest.......................................................
              Interest Payment Date..........................................
              Issuer.........................................................
              Issuer Order...................................................
              Mortgage Supplemental Indenture................................
              Mortgage Trustee...............................................
              Note or Notes..................................................
              Note Register and Note Registrar...............................
              Officers' Certificate..........................................
              Opinion of Counsel.............................................
              Original Issue Date............................................
              Original Issue Discount Note...................................
              Outstanding....................................................

              Periodic Offering..............................................
              Person.........................................................
              Principal......................................................
              Record Date....................................................
              Registered Global Note.........................................
              Registered Note................................................
              Responsible Officer............................................
              Stated Principal Amount........................................
              Trust Indenture Act of 1939 or Trust...........................
              Indenture Act..................................................
              Trustee........................................................
              Unregistered Note..............................................
              Yield to Maturity..............................................

                                  ARTICLE TWO

                                     NOTES
Section 2.1   Forms Generally................................................
Section 2.2   Form of Trustee's Certificate of Authentication................
Section 2.3   Amount Unlimited; Issuable in Series...........................
Section 2.4   Authentication and Delivery of Notes...........................
Section 2.5   Execution of Notes.............................................
Section 2.6   Certificate of Authentication..................................
Section 2.7   Denomination of Notes; Payments of Interest....................
Section 2.8   Registration, Transfer and Exchange............................
Section 2.9   Mutilated, Defaced, Destroyed, Lost and Stolen Notes...........
Section 2.10  Cancellation of Notes; Destruction Thereof.....................
Section 2.11  Temporary Notes................................................


                                 ARTICLE THREE

                            COVENANTS OF THE ISSUER
Section 3.1   Payment of Principal and Interest..............................
Section 3.2   Offices for Payments, etc......................................
Section 3.3   Appointment to Fill a Vacancy in Office of Trustee.............
Section 3.4   Paying Agents..................................................
Section 3.5   Opinions of Counsel............................................
Section 3.6   Limitations on Issuance of Notes...............................

                                  ARTICLE FOUR

                      NOTEHOLDERS LISTS AND REPORTS BY THE
                             ISSUER AND THE TRUSTEE
Section 4.1   Issuer to Furnish Trustee Names and Addresses of Noteholders...
Section 4.2   Preservation and Disclosure of Noteholders Lists...............
Section 4.3   Reports by the Issuer..........................................
Section 4.4   Reports by the Trustee.........................................

                                  ARTICLE FIVE

                    REMEDIES OF THE TRUSTEE AND NOTEHOLDERS
                              ON EVENT OF DEFAULT
Section 5.1   Event of Default Defined; Acceleration of Maturity;
                Waiver of Default............................................
Section 5.2   Collection of Indebtedness by Trustee; Trustee May
                Prove Debt...................................................
Section 5.3   Application of Proceeds........................................
Section 5.4   Suits for Enforcement..........................................
Section 5.5   Restoration of Rights on Abandonment of Proceedings............
Section 5.6   Limitations on Suits by Noteholders............................
Section 5.7   Unconditional Right of Noteholders to Institute
                Certain Suits................................................
Section 5.8   Powers and Remedies Cumulative; Delay or Omission
                Not Waiver of Default........................................
Section 5.9   Control by Holders of Notes....................................
Section 5.10  Waiver of Past Defaults........................................
Section 5.11  Trustee to Give Notice of Default, But May Withhold
                in Certain Circumstances.....................................
Section 5.12  Right of Court to Require Filing of Undertaking
                to Pay Costs.................................................

                                  ARTICLE SIX

                             CONCERNING THE TRUSTEE
Section 6.1   Duties and Responsibilities of the Trustee; During
                Default; Prior to Default....................................
Section 6.2   Certain Rights of the Trustee..................................
Section 6.3   Trustee Not Responsible for Recitals, Disposition
                of Notes or Application of Proceeds Thereof..................
Section 6.4   Trustee and Agents May Hold Notes or Coupons;
                Collections, etc.............................................
Section 6.5   Moneys Held by Trustee.........................................
Section 6.6   Compensation and Indemnification of Trustee and Its
                Prior Claim..................................................
Section 6.7   Right of Trustee to Rely on Officers' Certificate, etc.........
Section 6.8   Qualification of Trustee; Conflicting Interests................
Section 6.9   Persons Eligible for Appointment as Trustee....................
Section 6.10  Resignation and Removal; Appointment of Successor Trustee......
Section 6.11  Acceptance of Appointment by Successor Trustee.................
Section 6.12  Merger, Conversion, Consolidation or Succession to
                Business of Trustee..........................................
Section 6.13  Preferential Collection of Claims Against the Issuer...........
Section 6.14  Appointment of Authenticating Agent............................

                                 ARTICLE SEVEN

                           CONCERNING THE NOTEHOLDERS
Section 7.1   Evidence of Action Taken by Noteholders........................
Section 7.2   Proof of Execution of Instruments and of Holding of Notes......
Section 7.3   Holders to Be Treated as Owners................................
Section 7.4   Notes Owned by Issuer Deemed Not Outstanding...................
Section 7.5   Right of Revocation of Action Taken............................

                                 ARTICLE EIGHT

                            SUPPLEMENTAL INDENTURES
Section 8.1   Supplemental Indentures Without Consent of Noteholders.........
Section 8.2   Supplemental Indentures With Consent of Noteholders............
Section 8.3   Effect of Supplemental Indenture...............................
Section 8.4   Documents to Be Given to Trustee...............................
Section 8.5   Notation on Notes in Respect of Supplemental Indentures........

                                  ARTICLE NINE

                   CONSOLIDATION, MERGER, SALE OR CONVEYANCE
Section 9.1   Covenant of Issuer Not to Merge, Consolidate, Sell
                or Convey Property Except Under Certain Conditions...........
Section 9.2   Successor Corporation Substituted for Issuer...................
Section 9.3   Opinion of Counsel Delivered to Trustee........................

                                  ARTICLE TEN

                    SATISFACTION AND DISCHARGE OF INDENTURE;
                                UNCLAIMED MONEYS
Section 10.1  Satisfaction and Discharge of Indenture........................
Section 10.2  Application by Trustee of Funds Deposited for Payment of
                Notes........................................................
Section 10.3  Repayment of Moneys Held by Paying Agent.......................
Section 10.4  Return of Moneys Held by Trustee and Paying Agent
                Unclaimed for Two Years......................................
Section 10.5  Indemnity for Government Obligations...........................

                                 ARTICLE ELEVEN

                     REDEMPTION OF NOTES AND SINKING FUNDS
Section 11.1  Applicability of Article.......................................
Section 11.2  Notice of Redemption; Partial Redemptions......................
Section 11.3  Payment of Notes Called for Redemption.........................
Section 11.4  Exclusion of Certain Notes from Eligibility for Selection for Redemption...............................................
Section 11.5  Mandatory and Optional Sinking Funds...........................

                                 ARTICLE TWELVE

                                COLLATERAL BONDS
Section 12.1  Pledge.........................................................
Section 12.2  Receipt........................................................
Section 12.3  Collateral Bonds Held by the Trustee...........................
Section 12.4  No Transfer of Collateral Bonds; Exception.....................
Section 12.5  Release of Collateral Bonds....................................
Section 12.6  Further Assurances.............................................
Section 12.7  Acceptance of Additional Collateral Bonds......................
Section 12.8  Exchange of Collateral Bonds...................................

                                ARTICLE THIRTEEN

                            MISCELLANEOUS PROVISIONS
Section 13.1  Incorporators, Stockholders, Officers and Directors of
                Issuer Exempt from Individual Liability......................
Section 13.2  Provisions of Indenture for the Sole Benefit of Parties and
                Holders of Notes and Coupons.................................
Section 13.3  Successors and Assigns of Issuer Bound by Indenture............
Section 13.4  Notices and Demands on Issuer, Trustee and Holders of Notes
                and Coupons..................................................

Section 13.5  Officers' Certificates and Opinions of Counsel; Statements
                to be Contained Therein......................................
Section 13.6  Payments Due on Saturdays, Sundays and Holidays................
Section 13.7  Conflict of any Provision of Indenture with Trust Indenture
                Act of 1939..................................................
Section 13.8  Wisconsin Law to Govern........................................
Section 13.9  Counterparts...................................................
Section 13.10 Effect of Headings.............................................

TESTIMONIUM..................................................................

SIGNATURES...................................................................

          THIS INDENTURE dated as of March 1, 1994 between Madison Gas and Electric Company, a Wisconsin corporation (the "Issuer"), and M&I First National Bank, as trustee (the "Trustee").

                             W I T N E S S E T H :

          WHEREAS, the Issuer has duly authorized the issue from time to time of its secured medium-term notes to be issued in one or more series (the "Notes") up to such principal amount or amounts as may from time to time be authorized in accordance with the terms of this Indenture;

          WHEREAS, the Issuer has duly authorized the execution and delivery of this Indenture to provide, among other things, for the authentication, delivery and administration of the Notes;

          WHEREAS, as security for the Notes to be issued hereunder, the Issuer has issued a Collateral Bond (as hereinafter defined) and has delivered such bond to the Trustee, and pursuant to the terms and provisions hereof the Issuer may require the Trustee to deliver to the Issuer one or more Collateral Bonds held by it; and

          WHEREAS, all things necessary to make this Indenture a valid indenture and agreement according to its terms have been done;

          NOW, THEREFORE:

          In consideration of the premises and the purchases of the Notes by the holders thereof, the Issuer and the Trustee mutually covenant and agree for the equal and proportionate benefit of the respective holders from time to time of the Notes and of the Coupons, if any, appertaining thereto as follows:


                                  ARTICLE ONE

                                  DEFINITIONS
                                  -----------

          Section 1.1  Certain Terms Defined.  The following terms (except as
                       ---------------------
otherwise expressly provided or unless the context otherwise clearly requires) for all purposes of this Indenture and of any indenture supplemental hereto shall have the respective meanings specified in this Section. All other terms used in this Indenture that are defined in the Trust Indenture Act of 1939, including terms defined therein by reference to the Securities Act of 1933 (except as herein otherwise expressly provided or unless the context otherwise requires), shall have the meanings assigned to such terms in said Trust Indenture Act and in said Securities Act as in force at the date of this Indenture. All accounting terms used herein and not expressly defined shall have the meanings assigned to such terms in accordance with generally accepted accounting principles, and the term "generally accepted
                                                        ------------------
accounting principles" means such accounting principles as are generally
- ---------------------
accepted in the United States of America at the time of any computation. The words "herein", "hereof" and "hereunder" and other words of similar import refer
       ------    ------       ---------
to this Indenture as a whole and not to any particular Article, Section or other subdivision. The terms defined in this Article include the plural as well as the singular.

          "Additional Collateral Bonds" means any Bonds other than the
           ---------------------------
Collateral Bond (a) which is one of the Issuer's First Mortgage Bonds, Series 2029, issued under and pursuant to the Mortgage Supplemental Indenture or (b) which is issued pursuant to any supplemental indenture subsequent to the Mortgage Supplemental Indenture and is substantially identical in form and content to the Collateral Bond except for the Stated Principal Amount and maturity date thereof.

          "Authenticating Agent" shall have the meaning set forth in Section
           --------------------
6.14.

          "Authorized Newspaper" means a newspaper (which, in the case of The
           --------------------
City of New York, will, if practicable, be The Wall Street Journal (Eastern Edition)), published in English at least once a day for at least five days in each calendar week and of general circulation in The City of New York. If it shall be impractical in the opinion of the Trustee to make any publication of any notice required hereby in an Authorized Newspaper, any publication or other notice in lieu thereof which is made or given with the approval of the Trustee shall constitute a sufficient publication of such notice.

          "Board of Directors" means either the Board of Directors of the Issuer
           ------------------
or any committee of such Board duly authorized to act on its behalf.

          "Board Resolution" means a copy of one or more resolutions, certified
           ----------------
by the secretary or an assistant secretary of the Issuer to have been duly adopted or consented to by the Board of Directors and to be in full force and effect, and delivered to the Trustee.

          "Bonds" means first mortgage bonds issued pursuant to the First
           -----
Mortgage.

          "Business Day" means, with respect to any series of Notes, a day on
           ------------
which, in any city where amounts are payable on the Notes of such series as therein specified, banking institutions are not authorized or required by law or regulation to close.

          "Collateral Bond" means the initial Bond in the Stated Principal
           ---------------
Amount of $45,000,000 to be issued under and secured by the First Mortgage and the Mortgage Supplemental Indenture being one of the Bonds designated as "Madison Gas and Electric Company First Mortgage Bonds, Series 2029" and delivered and pledged to the Trustee pursuant to Section 12.1.

          "Collateral Bonds" means the Collateral Bond and any Additional
           ----------------
Collateral Bonds.

          "Commission" means the Securities and Exchange Commission, as from
           ----------
time to time constituted, created under the Securities Exchange Act of 1934, or if at any time after the execution and delivery of this Indenture such Commission is not existing and performing the duties now assigned to it under the Trust Indenture Act of 1939, then the body performing such duties on such date.

          "Corporate Trust Office" means the office of the Trustee at which the
           ----------------------
corporate trust business of the Trustee shall, at any particular time, be principally administered, which office is, at the date as of which this Indenture is dated, located at 321 North Main Street, West Bend, Wisconsin 53095, Attention: Administrator.

          "Coupon" means any interest coupon appertaining to a Note.
           ------

          "covenant defeasance" shall have the meaning set forth in Section
           -------------------
10.1(C).

          "Depository" means, with respect to the Notes of any series issuable
           ----------
or issued in the form of one or more Registered Global Notes, the Person designated as Depository by the Company pursuant to Section 2.3 until a successor Depository shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Depository" shall mean each Person who is then a Depository hereunder; and if at any time there is more than one such Person, "Depository" as used with respect to the Notes of any such series shall mean each Depository with respect to the Registered Global Notes of such series.

          "Dollar" means the coin or currency of the United States of America as
           ------
at the time of payment is legal tender for the payment of public and private debts.

          "Event of Default" means any event or condition specified as such in
           ----------------
Section 5.1.

          "First Mortgage" means the indenture of mortgage and deed of trust,
           --------------
dated as of January 1, 1946 from the Issuer to First Wisconsin Trust Company (now known as Firstar Trust

Company), trustee, as supplemented and amended by seventeen supplemental indentures and as the same shall be supplemented and amended in the future.

          "Holder", "Holder of Notes", "Noteholder" or other similar terms mean
           ------    ---------------    ----------
(a) in the case of any Registered Note, the Person in whose name such Note is registered in the Note Register kept by the Issuer for that purpose in accordance with the terms hereof, and (b) in the case of any Unregistered Note, the bearer of such Note, or any Coupon appertaining thereto, as the case may be.

          "Indenture" means this instrument as originally executed and delivered
           ---------
or, if amended or supplemented as herein provided, as so amended or supplemented or both, and shall include the forms and terms of particular series of Notes established as provided hereunder.

          "Interest" means, when used with respect to non-interest bearing
           --------
Notes, interest payable after maturity.

          "Interest Payment Date" means (a) the date or dates, if any, on which
           ---------------------
interest is to be paid on any Note as established pursuant to Section 2.3(f) (provided, however, that the first Interest Payment Date for any Note, the Original Issue Date of which is after a Record Date but prior to the respective Interest Payment Date, shall be the Interest Payment Date following the next succeeding Record Date), (b) the date of maturity or redemption of such Note, and (c) only with respect to defaulted interest on such Note, the date established for the payment of such defaulted interest pursuant to Section 2.7 hereof.

          "Issuer" means (except as otherwise provided in Article Six) Madison
           ------
Gas and Electric Company, a Wisconsin corporation, and, subject to Article Nine, its successors and assigns.

          "Issuer Order" means a written statement, request or order of the
           ------------
Issuer signed in its name by the Chairman or the President and any Vice President (whether or not designated by a number or numbers or a word or words added before or after the title "Vice President") of the Issuer.

          "Mortgage Supplemental Indenture" means the Eighteenth Supplemental
          ---------------------------------
Indenture to the First Mortgage, dated as of March 1, 1994 and pursuant to which the Collateral Bonds are to be issued.

          "Mortgage Trustee" means the trustee at the time serving as such under
           ----------------
the First Mortgage.

          "Note" or "Notes" (except as otherwise provided in Section 6.8) shall
           ----      -----
have the meaning stated in the first recital of this Indenture or, as the case may be, Notes that have been authenticated and delivered under this Indenture.

          "Note Register" and "Note Registrar" shall have the respective
           -------------       --------------
meanings set forth in Section 2.8.

          "Officers' Certificate" means a certificate signed by the Chairman or
           ---------------------
the President and any Vice President (whether or not designated by a number or numbers or a word or words added before or after the title "Vice President") of the Issuer and delivered to the Trustee. Each such certificate shall include the statements provided for in Section 13.5.

          "Opinion of Counsel" means an opinion in writing signed by the counsel
           ------------------
of the Issuer as designated by the Board of Directors or by such other legal counsel who may be an employee of or counsel to the Issuer and who shall be satisfactory to the Trustee. Each such opinion shall include the statements provided for in Section 13.5, if and to the extent required thereby.

          "Original Issue Date" of any Note (or portion thereof) means the
           -------------------
earlier of (a) the date of such Note or (b) the date of any Note (or portion thereof) for which such Note was issued (directly or indirectly) on registration of transfer, exchange or substitution.

          "Original Issue Discount Note" means any Note that provides for an
           ----------------------------
amount less than the principal amount thereof to be due and payable upon a declaration of acceleration of the maturity thereof pursuant to Section 5.1.

          "Outstanding" (except as otherwise provided in Section 6.8), when used
           -----------
with reference to Notes, shall, subject to the provisions of Section 7.4, mean, as of any particular time, all Notes authenticated and delivered by the Trustee under this Indenture, except:

          (a) Notes theretofore cancelled by the Trustee or delivered to the Trustee for cancellation;

          (b) Notes, or portions thereof, for the payment or redemption of which moneys or Government Obligations (as provided for in Section 10.1) in the necessary amount shall have been deposited in trust with the Trustee or with any paying agent (other than the Issuer) or shall have been set aside, segregated and held in trust by the Issuer for the Holders of such Notes (if the Issuer shall act as its own paying agent), provided that if such
                                                        --------
     Notes, or portions thereof, are to be redeemed prior to the maturity thereof, notice of such redemption shall have been given as herein provided, or provision satisfactory to the Trustee shall have been made for giving such notice; and

          (c) Notes which shall have been paid or in substitution for which other Notes shall have been authenticated and delivered pursuant to the terms of Section 2.9 (except with respect to any such Note as to which proof satisfactory to the Trustee is presented that such Note is held by a Person in whose hands such Note is a legal, valid and binding obligation of the Issuer).

          In determining whether the Holders of the requisite principal amount of Outstanding Notes of any or all series have given any request, demand, authorization, direction, notice, consent or waiver hereunder, the principal amount of an Original Issue Discount Note that shall be deemed to be Outstanding for such purposes shall be the amount of the principal thereof that would be due and payable as of the date of such determination upon a declaration of acceleration of the maturity thereof pursuant to Section 5.1.

          "Periodic Offering" means an offering of Notes of any series from time
           -----------------
to time, the specific terms of which Notes, including, without limitation, the rate or rates of interest, if any, thereon, the stated maturity or maturities thereof and the redemption provisions, if any, with respect thereto are to be determined by the Company or its agents upon the issuance of such Notes.

          "Person" means any individual, corporation, partnership, joint
           ------
venture, association, joint stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

          "Principal", whenever used with reference to the Notes or any Note or
           ---------
any portion thereof, shall be deemed to include the words "and premium, if any".

          "Record Date" shall have the meaning set forth in Section 2.7.
           -----------

          "Registered Global Note" means a Note evidencing all or a part of a
           ----------------------
series of Notes issued to the Depository, or its nominee, for such series in accordance with Section 2.4, and bearing the legend prescribed in Section 2.4.

          "Registered Note" means any Note registered on the Note Register of
           ---------------
the Issuer.

          "Responsible Officer", when used with respect to the Trustee, means
           -------------------
the chairman of the board of directors, any vice chairman of the board of directors, the chairman of the trust committee, the chairman of the executive committee, any vice chairman of the executive committee, the president, any vice president (whether or not designated by numbers or words added before or after the title "vice president"), the cashier, the secretary, the treasurer, any trust officer, any assistant trust officer, any assistant vice president, any assistant cashier, any assistant secretary, any assistant treasurer or any other officer or assistant officer of the Trustee customarily performing functions similar to those performed by the persons who at the time shall be such officers, respectively, or to whom any corporate trust matter is referred because of his knowledge of and familiarity with the particular subject.

          "Stated Principal Amount" means (i) with respect to the Collateral
           -----------------------
Bond, $45,000,000 and (ii) with respect to any Additional Collateral Bonds, the dollar amount specified therein as the "Stated Principal Amount" thereof.

          "Trust Indenture Act of 1939" or "Trust Indenture Act" (except as
           ---------------------------      -------------------
otherwise provided in Sections 8.1 and 8.2) means the Trust Indenture Act of 1939 as in force at the date as of which this Indenture was originally executed.

          "Trustee" means the Person identified as "Trustee" in the first
           -------
paragraph hereof and, subject to the provisions of Article Six, shall also include any successor trustee. "Trustee" shall also mean or include each Person who is then a trustee hereunder; and if at any time there is more than one such Person, "Trustee" as used with respect to the Notes of any series shall mean the trustee with respect to the Notes of such series.

          "Unregistered Note" means any Note other than a Registered Note.
           -----------------

          "Yield to Maturity" means the yield to maturity on a series of Notes,
           -----------------
calculated at the time of issuance of such series, or, if applicable, at the most recent redetermination of interest on such series, in accordance with accepted financial practice.


                                  ARTICLE TWO

                                     NOTES
                                     -----

          Section 2.1  Forms Generally.  The Notes of each series and the
                       ---------------
Coupons, if any, to be attached thereto shall be substantially in such form (not inconsistent with this Indenture) as shall be established by or pursuant to one or more Board

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

Resolutions (as set forth in a Board Resolution or, to the extent established pursuant to rather than set forth in a Board Resolution, an Officers' Certificate detailing such establishment) or in one or more indentures supplemental hereto, in each case with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture and may have imprinted or otherwise reproduced thereon such letters, numbers or other marks of identification and such legend or legends or endorsements, not inconsistent with the provisions of this Indenture, as may be required to comply with any law or with any rules or regulations pursuant thereto, or with any rules of any securities exchange or to conform to general usage, all as may be determined by the officers executing such Notes and Coupons, if any, as evidenced by their execution of such Notes and Coupons.

          The definitive Notes and Coupons, if any, shall be printed, lithographed or engraved on steel engraved borders or may be produced in any other manner, all as determined by the officers executing such Notes and Coupons, if any, as evidenced by their execution of such Notes and Coupons.

          Section 2.2  Form of Trustee's Certificate of Authentication.  The
                       -----------------------------------------------
Trustee's certificate of authentication on all Notes shall be in substantially the following form:

          "This is one of the Notes referred to in the within-mentioned
Indenture.



                              M&I First National Bank,
                                as Trustee


                              By
                                 -----------------------
                                    Authorized Officer"

          If at any time there shall be an Authenticating Agent appointed with respect to any series of Notes, then the Trustee's certificate of authentication to be borne by the Notes of each such series shall be substantially as follows:

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

          "This is one of the Notes referred to in the within-mentioned
Indenture.


                              -------------------------,
                               as Authenticating Agent


                              By
                                -----------------------
                                   Authorized Officer"

          Section 2.3  Amount Unlimited; Issuable in Series.  (a)  Except as
                       ------------------------------------
provided in Section 3.6 hereof, the aggregate principal amount of Notes which may be authenticated and delivered under this Indenture is unlimited.

          (b) The Notes may be issued in one or more series, and each such series shall rank pari passu with all other Notes.

          (c) Each Note shall be dated and issued as of the date of its authentication by the Trustee, and shall bear an Original Issue Date; each Note issued upon transfer, exchange or substitution of a Note shall bear the Original Issue Date or Dates of such transferred, exchanged or substituted Note.

          (d) Each Note shall bear interest payable in Dollars from the later of (1) its Original Issue Date, or (2) the most recent Interest Payment Date to which interest has been paid or duly provided for with respect to such Note until the principal of such Note is paid or made available for payment, and interest on each Note shall be payable on each Interest Payment Date after the date of such Note.

          (e) Each Note shall mature on a date specified in the Note not less than nine months nor more than 35 years after the Original Issue Date, but in no event shall the maturity date of a Note occur after January 15, 2029, and the principal amount of each outstanding Note shall be payable on the maturity date specified therein and in Dollars.

          (f) There shall be established in or pursuant to one or more Board Resolutions (and to the extent established pursuant to rather than set forth in a Board Resolution, in an Officers' Certificate detailing such establishment) or established in one or more indentures supplemental hereto, prior to the initial issuance of Notes of any series:

          (1) the designation of the Notes of such series, which shall distinguish the Notes of such series from the Notes of all other series;

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

          (2) any limit upon the aggregate principal amount of the Notes of such series that may be authenticated and delivered under this Indenture (except for Notes authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Notes of such series pursuant to Section 2.8, 2.9, 2.11, 8.5 or 11.3);

          (3) subject to Section 2.3(e), the date or dates on which the principal of the Notes of such series is payable;

          (4) the rate or rates at which the Notes of such series shall bear interest, if any, the Interest Payment Date or Dates for the Notes of such series and the date or dates (in the case of Registered Notes) on which a record shall be taken for the determination of Holders to whom interest is payable and/or the method by which such rate or rates shall be determined;

          (5) the place or places where the principal of and any interest on Notes of such series shall be payable (if other than as provided in Section 3.2);

          (6) the right, if any, of the Issuer to redeem Notes of such series, in whole or in part, at its option and the period or periods within which, the price or prices at which and any terms and conditions upon which Notes of such series may be so redeemed, pursuant to any sinking fund or otherwise;

          (7) the obligation, if any, of the Issuer to redeem, purchase or repay Notes of such series pursuant to any mandatory redemption, sinking fund or analogous provisions or at the option of a Holder thereof and the price or prices at which and the period or periods within which and any terms and conditions upon which Notes of such series shall be redeemed, purchased or repaid, in whole or in part, pursuant to such obligation;

          (8) if other than denominations of $1,000 and any integral multiple thereof in the case of Registered Notes, or $1,000 and $5,000 in the case of Unregistered Notes, the denominations in which Notes of such series shall be issuable;

          (9) if other than the entire principal amount thereof, the portion of the principal amount of Notes of such series which shall be payable upon declaration of acceleration of the maturity thereof;

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

          (10) whether the Notes of such series will be issuable as Registered Notes (and if so, whether such Notes will be issuable as Registered Global Notes) or Unregistered Notes (with or without Coupons), or any combination of the foregoing, any restrictions applicable to the offer, sale or delivery of Unregistered Notes or the payment of interest thereon and, if other than as provided in Section 2.8, the terms upon which Unregistered Notes of such series may be exchanged for Registered Notes of such series and vice versa;

          (11) whether and under what circumstances the Issuer will pay additional amounts on the Notes of such series held by a person who is not a U.S. person in respect of any tax, assessment or governmental charge withheld or deducted and, if so, whether the Issuer will have the option to redeem such Notes rather than pay such additional amounts;

          (12) if the Notes of such series are to be issuable in definitive form (whether upon original issue or upon exchange of a temporary Note of such series) only upon receipt of certain certificates or other documents or satisfaction of other conditions, the form and terms of such certificates, documents or conditions;

          (13) any trustees, depositories, authenticating or paying agents, transfer agents or registrars or any other agents with respect to the Notes of such series;

          (14) any other events of default or covenants with respect to the Notes of such series; and

          (15) any other terms of such series (which terms shall not be inconsistent with the provisions of this Indenture).

          All Notes of any one series and Coupons, if any, appertaining thereto shall be substantially identical, except in the case of Registered Notes as to denomination and except as may otherwise be provided by or pursuant to the Board Resolution or Officers' Certificate referred to above or as set forth in any indenture supplemental hereto referred to above. All Notes of any one series need not be issued at the same time and may be issued from time to time, consistent with the terms of this Indenture, if so provided by or pursuant to such Board Resolution, such Officers' Certificate or in any such indenture supplemental hereto.

          Section 2.4  Authentication and Delivery of Notes.  The Issuer may
                       ------------------------------------
from time to time deliver Notes of any series, having attached thereto appropriate Coupons, executed by the Issuer to the Trustee for authentication, together with the applicable documents referred to below in this Section, and the Trustee shall thereupon authenticate and deliver such Notes to or upon the order of the Issuer (contained in the Issuer Order referred to below in this Section) or pursuant to such procedures acceptable to the Trustee and to such recipients as may be specified from time to time by an Issuer Order. If so provided in the Board Resolution, Officers' Certificate or supplemental indenture establishing the Notes of any series, the maturity date, original issue date, interest rate, Interest Payment Date or Dates and any other terms of any or all of the Notes of such series and the Coupons, if any, appertaining thereto may be determined by or pursuant to such Issuer Order and procedures.
If provided for in such procedures, such Issuer Order may authorize authentication and delivery pursuant to oral or electronic instructions from the Issuer or its duly authorized agent, which instructions shall be promptly confirmed in writing. In authenticating such Notes and accepting the additional responsibilities under this Indenture in relation to such Notes, the Trustee shall be entitled to receive (but, in the case of subparagraphs 2, 3 and 4 below, only at or before the time of the first request of the Issuer to the Trustee to authenticate Notes of such series) and (subject to Section 6.1) shall be fully protected in relying upon, unless and until such documents have been superseded or revoked:

          (1) an Issuer Order requesting such authen-tication and setting forth delivery instructions if the Notes and the Coupons, if any, are not to be delivered to the Issuer, provided that, with respect to Notes of a series subject to a Periodic Offering, (a) such Issuer Order may be delivered by the Issuer to the Trustee at any time prior to the delivery to the Trustee of the Notes of such series for authentication and delivery, (b) the Trustee shall authenticate and deliver the Notes of such series for original issue from time to time, in an aggregate principal amount not exceeding the aggregate principal amount established for such series, pursuant to an Issuer Order or pursuant to such procedures acceptable to the Trustee as may be specified from time to time by an Issuer Order, (c) if so provided in the procedures establishing the Notes of such series, the maturity date, original issue date, interest rate, the Interest Payment Date or Dates and any other terms of any or all of the Notes of such series may be determined by an Issuer Order or pursuant to such procedures and (d) if provided for in such procedures, such Issuer Order may authorize authentication and delivery pursuant to oral or electronic instructions from the Issuer or its duly authorized agent, which instructions shall be promptly confirmed in writing;

          (2) any Board Resolution, Officers' Certificate and/or executed supplemental indenture referred to in Sections 2.1 and 2.3 by or pursuant to which the forms and terms of the Notes of such series and the Coupons, if any, were established;

          (3) an Officers' Certificate setting forth the form or forms and terms of the Notes of such series and the Coupons, if any, stating (a) that such form or forms and terms have been established pursuant to Sections 2.1 and 2.3 and comply with this Indenture, (b) the aggregate principal amount of all of the Notes outstanding under this Indenture and (c) the aggregate amount of interest paid with respect to such outstanding Notes on the most recent Interest Payment Date and covering such other matters as the Trustee may reasonably request; and

          (4) at the option of the Issuer, either an Opinion of Counsel, or a letter addressed to the Trustee permitting it to rely on an Opinion of Counsel, substantially to the effect that:

               (a) the forms of the Notes of such series and the Coupons, if any, have been duly authorized and established in conformity with the provisions of this Indenture;

               (b) in the case of an underwritten offering, the terms of the Notes of such series have been duly authorized and estab-lished in conformity with the provisions of this Indenture, and, in the case of an offering that is not underwritten, certain terms of the Notes of such series have been established pursuant to a Board Resolution, an Officers' Certificate or a supplemental indenture in accordance with the provisions of this Indenture and when such other terms as are to be established pursuant to an Issuer Order or procedures set forth in an Issuer Order shall have been established, all such terms will have been duly authorized by the Issuer and will have been established in conformity with the provisions of this Indenture;

               (c) when the Notes of such series and the Coupons, if any, have been executed by the Issuer and authenticated by the Trustee in accordance with the provisions of this Indenture and delivered to and duly paid for by the purchasers thereof, they will have been duly issued under this Indenture and will be valid and legally binding obligations of the Issuer, enforceable in accordance with their respective terms, subject to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting the enforcement of creditors' rights and to general principles of equity, and will be entitled to the benefits of this Indenture;

               (d) the Indenture has been duly authorized, executed and delivered by the Issuer and constitutes a legal, valid and binding agreement of the Issuer, enforceable in accordance with its terms, subject to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting the enforcement of creditors' rights and to general equity principles;

               (e) the Indenture and the First Mortgage are qualified under the Trust Indenture Act;

               (f) the Collateral Bonds have been duly authorized, executed and delivered to the Trustee; and the Collateral Bonds and the First Mortgage are legal, valid and binding obligations of the Issuer, and the Collateral Bonds are entitled to the benefit of the First Mortgage, equally and ratably with all other Bonds outstanding under the First Mortgage, and are enforceable in accordance with their respective terms, subject to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting the enforcement or creditors' rights and to general equity principles;

               (g) the issuance of the Notes will not result in any default under this Indenture, the First Mortgage, or any other contract, indenture, loan agreement or other instrument known to such counsel to which the Issuer is a party or by which it or any of its property is bound;

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

               (h) the First Mortgage has been duly recorded in all places where such recording is necessary for the perfection or preservation of the lien of the First Mortgage, no financing statements (other than such as have already been filed) are required to be filed pursuant to the Uniform Commercial Code for the perfection or preservation of the lien of the First Mortgage, and the First Mortgage constitutes a valid and perfected lien upon the property purported to be covered thereby, subject only to "permissible encumbrances" as defined therein and other conditions or exceptions that do not, singly or in the aggregate, materially impair the use of the property affected thereby in the operations of the business of the Issuer;

               (i) the security interest of the Trustee in the Collateral Bonds, as created hereunder, is a valid and perfected security interest; and

               (j) no consent, approval, authorization, order, registration or qualification of or with any governmental agency or body having jurisdiction over the Issuer is required for the execution and delivery of the Notes of such series by the Issuer, except such as have been obtained (except that no opinion need be expressed as to state securities or Blue Sky laws).

          The Trustee shall have the right to decline to authenticate and deliver any Notes of any series under this Section (other than Notes the forms and terms of which shall have been established by supplemental indenture) if the Trustee, being advised by counsel, determines that such action may not lawfully be taken by the Issuer or if the Trustee in good faith by its board of directors or board of trustees, executive committee or a trust committee of directors, trustees or Responsible Officers shall determine that such action would expose the Trustee to personal liability to existing Holders or would affect the Trustee's rights, duties or immunities under the Notes of any such series, this Indenture or otherwise.

          If the Issuer shall establish pursuant to Section 2.3 that the Notes of a series are to be issued in the form of one or more Registered Global Notes, then the Issuer shall execute and the Trustee shall, in accordance with this Section and the Issuer Order with respect to such series, authenticate and deliver one or more Registered Global Notes that (i) shall be in an aggregate amount equal to the aggregate principal amount specified in such Issuer Order, (ii) shall be registered in the name of the Depository therefor or its nominee, (iii) shall be delivered by the Trustee to such Depository or pursuant to such Depository's instructions and (iv) shall bear a legend substantially to the following effect:
"Unless and until it is exchanged in whole or in part for Notes in definitive registered form, this Note may not be transferred except as a whole by the Depository to the nominee of the Depository or by a nominee of the Depository to the Depository or another nominee of the Depository or by the Depository or any such nominee to a successor Depository or a nominee of such successor Depository."

          Each Depository designated pursuant to Section 2.3 must, at the time of its designation and at all times while it serves as Depository, be a clearing agency registered under the Securities Exchange Act of 1934 and any other applicable statute or regulation.

          Section 2.5  Execution of Notes.  The Notes shall be signed on behalf
                       ------------------
of the Issuer by both (a) its Chairman, President or any Vice President (whether or not designated by a number or numbers or a word or words added before or after the title "Vice President") and (b) any Secretary or Assistant Secretary. Such signatures may be the manual or facsimile signatures of the present or any future such officers. Typographical and other minor errors or defects in any such signature shall not affect the validity or enforceability of any Note that has been duly authenticated and delivered by the Trustee. The Coupons, if any, applicable to the Notes of any series shall bear the facsimile signature of the President or any Vice President of the Issuer.

          In case any officer of the Issuer who shall have so signed any of the Notes or Coupons, if any, shall cease to be such officer before the Note or Coupon so signed (or the Note to which the Coupon so signed appertains) shall be authenticated and delivered by the Trustee or disposed of by the Issuer, such Note or Coupon nevertheless may be authenticated and delivered or disposed of as though the person who signed such Note or Coupon had not ceased to be such officer of the Issuer; and any Note or Coupon may be so signed on behalf of the Issuer by such persons as, at the actual date of the execution of such Note or Coupon, shall be the proper officers of the Issuer, although at the date of the execution and delivery of this Indenture any such person was not such an officer.

          Section 2.6  Certificate of Authentication.  Only such Notes as shall
                       -----------------------------
bear thereon a certificate of authentication substantially in the form hereinbefore recited, executed by the Trustee by the manual signature of one of its authorized

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

officers, shall be entitled to the benefits of this Indenture or be valid or obligatory for any purpose. No Coupon shall be entitled to the benefits of this Indenture or shall be valid and obligatory for any purpose until the certificate of authentication on the Note to which such Coupon appertains shall have been duly executed by the Trustee. The execution of such certificate by the Trustee upon any Note executed by the Issuer shall be conclusive evidence that the Note so authenticated has been duly authenticated and delivered hereunder and that the Holder is entitled to the benefits of this Indenture.

          Section 2.7  Denomination of Notes; Payments of Interest.  The Notes
                       -------------------------------------------
of each series shall be issuable as Registered Notes or Unregistered Notes in denominations established as contemplated by Section 2.3 or, with respect to the Registered Notes of any series, if not so established, in denominations of $1,000 and any integral multiple thereof. If denominations of Unregistered Notes of any series are not so established, such Notes shall be issuable in denominations of $1,000 and $5,000. The Notes of each series shall be numbered, lettered or otherwise distinguished in such manner or in accordance with such plan as the officers of the Issuer executing the same may determine with the approval of the Trustee, as evidenced by the execution and authentication thereof.

          The Notes of each series shall bear interest, if any, from the date, and such interest shall be payable on the Interest Payment Dates, established as contemplated by Section 2.3.

          The Person in whose name any Registered Note of any series is registered at the close of business on any Record Date applicable to such series with respect to any Interest Payment Date for such series shall be entitled to receive the interest, if any, payable on such Interest Payment Date notwithstanding any transfer or exchange of such Registered Note subsequent to the Record Date and prior to such Interest Payment Date, except if and to the extent the Issuer shall default in the payment of the interest due on such Interest Payment Date, in which case such defaulted interest shall be paid to the Persons in whose names Outstanding Registered Notes of such series are registered at the close of business on a subsequent Record Date (which shall be not less than five Business Days prior to the date of payment of such defaulted interest) established by notice given by mail by or on behalf of the Issuer to the Holders of Registered Notes of such series not less than 15 days preceding such subsequent Record Date. The term "Record Date", as used with respect to any Interest Payment Date (except a date for payment of defaulted interest) for the Notes of any series, shall mean the date specified as such in the terms of the Registered Notes of such series established as contemplated by Section 2.3.

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          Section 2.8  Registration, Transfer and Exchange.  The Issuer will
                       -----------------------------------
keep, or cause to be kept, at the Corporate Trust Office and at each other office or agency to be maintained for the purpose as provided in Section 3.2 for each series of Notes a register or registers (collectively the "Note Register") in which, subject to such reasonable regulations as it may prescribe, it will provide for the registration of Registered Notes of such series and the registration of transfer of Registered Notes of such series. The Note Register shall be in written form in the English language or in any other form capable of being converted into such form within a reasonable time. At all reasonable times such register or registers not maintained by the Trustee shall be open for inspection by the Trustee. Unless and until otherwise determined by the Issuer pursuant to Section 2.3, the Note Register with respect to each series of Registered Notes shall be kept solely at the Corporate Trust Office and, for this purpose, the Trustee shall be designated the "Note Registrar."

          Upon due presentation for registration of transfer of any Registered Note of any series at any such office or agency, the Issuer shall execute and the Trustee shall authenticate and deliver in the name of the transferee or transferees a new Registered Note or Registered Notes of the same series, maturity date and interest rate in authorized denominations for a like aggregate principal amount.

          Unregistered Notes (except for any temporary global Unregistered Notes) and Coupons (except for Coupons attached to any temporary global Unregistered Notes) shall be transferable by delivery.

          At the option of the Holder thereof, Registered Notes of any series (other than a Registered Global Note, except as set forth below) may be exchanged for one or more Registered Notes of such series in authorized denominations for a like aggregate principal amount, upon surrender of such Registered Notes to be exchanged at the office or agency to be maintained for such purpose in accordance with Section 3.2 and upon payment, if the Issuer shall so require, of the charges hereinafter provided. If the Notes of any series are issued in both registered and unregistered form, except as otherwise specified for a particular series pursuant to Section 2.3, at the option of the Holder thereof, Unregistered Notes of any series may be exchanged for Registered Notes of such series in authorized denominations for a like aggregate principal amount, upon surrender of such Unregistered Notes to be exchanged at the office or agency to be maintained for such purpose in accordance with Section 3.2, with, in the case of Unregistered Notes that have Coupons attached, all unmatured Coupons and all matured Coupons in default thereto appertaining, and upon payment, if the Issuer shall so require, of the charges hereinafter provided. At the option of the Holder thereof, if Unregistered Notes of any series, maturity date, interest rate and original issue date are issued in more than one authorized denomination, except as otherwise specified for a particular series pursuant to Section 2.3, such Unregistered Notes may be exchanged for other Unregistered Notes of such series in authorized denominations for a like aggregate principal amount, upon surrender of such Unregistered Notes to be exchanged at the office or agency to be maintained for such purpose in accordance with Section 3.2 or as specified for a particular series pursuant to Section 2.3, with, in the case of Unregistered Notes that have Coupons attached, all unmatured Coupons and all matured Coupons in default thereto appertaining, and upon payment, if the Issuer shall so require, of the charges hereinafter provided. Unless otherwise specified for a particular series pursuant to Section 2.3, Registered Notes of any series may not be exchanged for Unregistered Notes of such series. Whenever any Notes are so surrendered for exchange, the Issuer shall execute, and the Trustee shall authenticate and deliver, the Notes which the Holder making the exchange is entitled to receive. All Notes and Coupons surrendered upon any exchange or transfer provided for in this Indenture shall be promptly cancelled and disposed of by the Trustee and the Trustee will deliver a certificate of disposition thereof to the Issuer.

          All Registered Notes presented for registration of transfer, exchange, redemption or payment shall (if so required by the Issuer or the Trustee) be duly endorsed by, or be accompanied by a written instrument or instruments of transfer in form satisfactory to the Issuer and the Trustee duly executed by, the Holder or his attorney duly authorized in writing.

          The Issuer may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any exchange or registration of transfer of Notes. No service charge shall be made for any such transaction.

          The Issuer shall not be required to (a) issue, exchange or register a transfer of any Notes of any series for a period of 15 days next preceding the first mailing or publication of notice of redemption of Notes of such series to be redeemed or (b) exchange or register the transfer of any Notes selected, called or being called for redemption, in whole or in part, except, in the case of any Note to be redeemed in part, the portion thereof not so to be redeemed.

          Notwithstanding any other provision of this Section, unless and until it is exchanged in whole or in part for Notes in definitive registered form, a Registered Global Note representing all or a portion of the Notes of a series may not be transferred except as a whole by the Depository for such Registered Global Note to a nominee of such Depository or by a nominee of such Depository to such Depository or another nominee of such

Depository or by such Depository or any such nominee to a successor Depository for such Registered Global Note or a nominee of such successor Depository.

          If at any time a Depository for any Registered Notes of a series represented by one or more Registered Global Notes notifies the Issuer that it is unwilling or unable to continue as Depository for such Registered Notes or if at any time any such Depository shall no longer be eligible under Section 2.4, the Issuer shall appoint a successor Depository with respect to the Registered Notes held by such Depository. If a successor Depository is not appointed by the Issuer within 90 days after the Issuer receives such notice or becomes aware of such ineligibility, the Registered Notes of such series shall no longer be represented by one or more Registered Global Notes held by such Depository, and the Issuer shall execute, and the Trustee, upon receipt of an Issuer Order for the authentication and delivery of definitive Notes of such series, shall authenticate and deliver Notes of such series in definitive registered form without coupons, in any authorized denominations and in an aggregate principal amount equal to the principal amount of the Registered Global Note or Notes held by such Depository in exchange for such Registered Global Note or Notes.

          Within seven days after the occurrence of an Event of Default specified in clause (a), (b) or (c) of Section 5.1 with respect to any series of Notes, the Issuer shall execute, and the Trustee shall authenticate and deliver, Notes of such series in definitive registered form without coupons, in any authorized denominations and in an aggregate principal amount equal to the principal amount of the Registered Global Note or Notes representing Registered Notes of such series in exchange for such Registered Global Note or Notes.

          The Issuer may at any time and in its sole discretion determine that the Registered Notes of a particular series shall no longer be represented by a Registered Global Note or Notes. In such event, the Issuer shall execute, and the Trustee, upon receipt of an Issuer Order for the authentication and delivery of definitive Notes of such series, shall authenticate and deliver, Notes of such series in definitive registered form without Coupons, in any authorized denominations and in an aggregate principal amount equal to the principal amount of the Registered Global Note or Notes representing Registered Notes of such series in exchange for such Registered Global Note or Notes.

          If so specified by the Issuer pursuant to Section 2.3 with respect to Notes of a particular series represented by a Registered Global Note, the Depository for such Registered Global Note may surrender such Registered Global
Note in exchange in whole or in part for Notes of such series in definitive registered form on such terms as are acceptable to the Issuer and such Depository. Thereupon, the Issuer shall execute, and the Trustee shall authenticate and deliver:

          (i) to each Person specified by such Depository a new Registered Note or Notes of such series, in any authorized denominations requested by such Person, in an aggregate principal amount equal to, and in exchange for, such Person's beneficial interest in the Registered Global Note; and

          (ii) to such Depository a new Registered Global Note in a denomination equal to the difference between the principal amount of the surrendered Registered Global Note and the aggregate principal amount of Registered Notes authenticated and delivered pursuant to clause (i) above.

          Upon the exchange of any Registered Global Note for Notes in definitive registered form without Coupons, in authorized denominations, such Registered Global Note shall be cancelled by the Trustee or an agent of the Issuer or the Trustee. Notes in definitive registered form without Coupons issued in exchange for a Registered Global Note pursuant to this Section shall be registered in such names and in such authorized denominations as the Depository for such Registered Global Note, pursuant to instructions from its direct or indirect participants or otherwise, shall instruct the Trustee or an agent of the Issuer or the Trustee. The Trustee or such agent shall deliver such Notes to or as directed by the Persons in whose names such Notes are so registered.

          All Notes issued upon any registration of transfer or exchange of Notes shall be valid obligations of the Issuer, evidencing the same debt, and entitled to the same benefits under this Indenture, as the Notes surrendered upon such registration of transfer or exchange.

          Notwithstanding anything herein or in the terms of any series of Notes to the contrary, none of the Issuer, the Trustee or any agent of the Issuer or the Trustee (any of which, other than the Issuer, shall rely on an Officers' Certificate and an Opinion of Counsel) shall be required to exchange any Unregistered Note for a Registered Note if such exchange would result in adverse Federal income tax consequences to the Issuer (such as, for example, the inability of the Issuer to deduct from its income, as computed for Federal income tax purposes, the interest payable on the Unregistered Notes) under then applicable United States Federal income tax laws.

          Section 2.9  Mutilated, Defaced, Destroyed, Lost and Stolen Notes.  In
                       ----------------------------------------------------
case any temporary or definitive Note or any Coupon appertaining to any Note shall become mutilated, defaced or be destroyed, lost or stolen, the Issuer in its discretion may execute, and upon receipt of an Issuer Order, the Trustee shall authenticate and deliver a new Note of the same series, maturity date, interest rate, Interest Payment Date or Dates and Original Issue Date, bearing a number or other distinguishing symbol not contemporaneously outstanding, in exchange and substitution for the mutilated or defaced Note, or in lieu of and in substitution for the Note so destroyed, lost or stolen, with Coupons corresponding to the Coupons appertaining to the Notes so mutilated, defaced, destroyed, lost or stolen, or in exchange or substitution for the Note to which such mutilated, defaced, destroyed, lost or stolen Coupon appertained, with Coupons appertaining thereto corresponding to the Coupons so mutilated, defaced, destroyed, lost or stolen. In every case the applicant for a substitute Note or Coupon shall furnish to the Issuer and to the Trustee and any agent of the Issuer or the Trustee such security or indemnity as may be required by them to indemnify and defend and to save each of them harmless and, in every case of destruction, loss or theft, evidence to their satisfaction of the destruction, loss or theft of such Note or Coupon and of the ownership thereof and, in the case of mutilation or defacement, shall surrender the Note and related Coupons to the Trustee or such agent.

          Upon the issuance of any substitute Note or Coupon, the Issuer may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee) or its agent connected therewith. In case any Note or Coupon which has matured or is about to mature or has been called for redemption in full shall become mutilated or defaced or be destroyed, lost or stolen, the Issuer may, instead of issuing a substitute Note, pay or authorize the payment of the same or the relevant Coupon (without surrender thereof except in the case of a mutilated or defaced Note or Coupon), if the applicant for such payment shall furnish to the Issuer and to the Trustee and any agent of the Issuer or the Trustee such security or indemnity as may be required by them to save each of them harmless, and, in every case of destruction, loss or theft, evidence to their satisfaction of the destruction, loss or theft of such Note or Coupon and of the ownership thereof.

          Every substitute Note or Coupon of any series issued pursuant to the provisions of this Section by virtue of the fact that any such Note or Coupon is destroyed, lost or stolen shall constitute an additional contractual obligation of the Issuer, whether or not the destroyed, lost or stolen Note or Coupon shall be at any time enforceable by anyone and shall be entitled to all the benefits of (but shall be subject to all the limitations of rights set forth in) this Indenture equally and proportionately with any and all other Notes or Coupons of such series duly authenticated and delivered hereunder. All Notes and Coupons shall be held and owned upon the express condition that, to the extent permitted by law, the foregoing provisions are exclusive with respect to the replacement or payment of mutilated, defaced, destroyed, lost or stolen Notes and Coupons and shall preclude any and all other rights or remedies notwithstanding any law or statute existing or hereafter enacted to the contrary with respect to the replacement or payment of negotiable instruments or other securities without their surrender.

          Section 2.10  Cancellation of Notes; Destruction Thereof.  All Notes
                        ------------------------------------------
and Coupons surrendered for payment, redemption, registration of transfer or exchange, or for credit against any payment in respect of a sinking or analogous fund, if surrendered to the Issuer or any agent of the Issuer or any agent of the Trustee, shall be delivered to the Trustee or its agent for cancellation or, if surrendered to the Trustee, shall be cancelled by it; and no Notes or Coupons shall be issued in lieu thereof except as expressly permitted by any of the provisions of this Indenture. The Trustee or its agent shall dispose of cancelled Notes and Coupons held by it and deliver a certificate of disposition to the Issuer. If the Issuer or its agent shall acquire any of the Notes or Coupons, such acquisition shall not operate as a redemption or satisfaction of the indebtedness represented by such Notes or Coupons unless and until the same are delivered to the Trustee or its agent for cancellation.

          Section 2.11  Temporary Notes.  Pending the preparation of definitive
                        ---------------
Notes for any series, the Issuer may execute and the Trustee shall authenticate and deliver temporary Notes for such series (printed, lithographed, typewritten or otherwise reproduced, in each case in form satisfactory to the Trustee). Temporary Notes of any series shall be issuable as Registered Notes without Coupons, or as Unregistered Notes with or without Coupons attached thereto, of any authorized denomination, and substantially in the form of the definitive Notes of such series but with such omissions, insertions and variations as may be appropriate for temporary Notes, all as may be determined by the Issuer with the concurrence of the Trustee as evidenced by the execution and authentication thereof. Temporary Notes may contain such references to any provisions of this Indenture as may be appropriate. Every temporary Note shall be executed by the Issuer and be authenticated by the Trustee upon the same conditions and in substantially the same manner, and with like effect, as the definitive Notes. Without unreasonable delay the Issuer shall execute and shall furnish definitive Notes of such series and thereupon temporary Registered Notes of such series may be surrendered in exchange for such definitive Notes in registered form without charge at each office or agency to be maintained for such purpose in accordance with Section 3.2 and, in the case of Unregistered Notes, at any office or agency to be maintained for such purpose as specified pursuant to Section 2.3, and the Trustee shall authenticate and deliver in exchange for such temporary Notes of such series an equal aggregate principal amount of definitive Notes of the same series in authorized denominations and, in the case of Unregistered Notes, having attached thereto any appropriate Coupons. Until so exchanged, the temporary Notes of any series shall be entitled to the same benefits under this Indenture as definitive Notes of such series, unless otherwise established pursuant to Section 2.3. The provisions of this Section are subject to any restrictions or limitations on the issue and delivery of temporary Unregistered Notes of any series that may be established pursuant to
Section 2.3 (including any provision that Unregistered Notes of such series initially be issued in the form of a single Global Unregistered Note to be delivered to a depositary or agency located outside the United States and the procedures pursuant to which definitive Unregistered Notes of such series would be issued in exchange for such temporary global Unregistered Note).


                                 ARTICLE THREE

                            COVENANTS OF THE ISSUER
                            -----------------------

          Section 3.1  Payment of Principal and Interest.  The Issuer covenants
                       ---------------------------------
and agrees for the benefit of each series of Notes that it will duly and punctually pay or cause to be paid the principal of, and interest on, each of the Notes of such series (together with any additional amounts payable pursuant to the terms of such Notes) at the place or places, at the respective times and in the manner provided in such Notes and in the Coupons, if any, appertaining thereto and in this Indenture. The interest on Notes with Coupons attached (together with any additional amounts payable pursuant to the terms of such Notes) shall be payable only upon presentation and surrender of the several Coupons for such interest installments as are evidenced thereby as they severally mature. If any temporary Unregistered Note provides that interest thereon may be paid while in temporary form, the interest on any such temporary Unregistered Note (together with any additional amounts payable pursuant to the terms of such Note) shall be paid, as to the installments of interest evidenced by Coupons attached thereto, if any, only upon presentation and surrender thereof, and, as to the other installments of interest, if any, only upon presentation of such temporary Unregistered Note for notation thereon of the payment of such interest, in each case subject to any restrictions that may be established pursuant to Section 2.3. The interest on Registered Notes (together with any additional amounts payable pursuant to the terms of such Notes) shall be payable only to or upon the written order of the Holders thereof and, at the option of the Issuer, may be paid by wire transfer or by mailing checks for such interest payable to or upon the written order of such Holders at their last addresses as they appear on the registry books of the Issuer.

          Section 3.2  Offices for Payments, etc.  So long as any Unregistered
                       --------------------------
Notes are Outstanding hereunder, the Issuer will maintain one or more offices or agencies in a city or cities located outside the United States (including any city in which such an office or agency is required to be maintained under the rules of any stock exchange on which the Notes of any series are listed) where the Unregistered Notes of each series and the Coupons, if any, appertaining thereto may be presented for payment. No payment on any Unregistered Note or Coupon will be made upon presentation of such Unregistered Note or Coupon at an office or agency of the Issuer within the United States, nor will any payment be made by transfer to an account in, or by mail to an address in, the United States unless pursuant to applicable United States laws and regulations then in effect such payment can be made without adverse tax consequences to the Issuer. Notwithstanding the foregoing, payments in Dollars on Unregistered Notes of any series and Coupons appertaining thereto may be made at an office or agency of the Issuer maintained in the United States, if such payment in Dollars at each office or agency maintained by the Issuer outside the United States for payment on such Unregistered Notes is illegal or effectively precluded by exchange controls or other similar restrictions.

          The Issuer will give to the Trustee written notice of the location of each such office or agency and of any change of location thereof. Except as expressly provided in this Section, presentations and demands under this Indenture may be made and notices may be served at the Corporate Trust Office of the Trustee.

          The Issuer may from time to time designate one or more additional offices or agencies where the Notes of any series and any Coupons appertaining thereto may be presented for payment, where the Notes of such series may be presented for exchange as in this Indenture provided and where the Registered Notes of such series may be presented for registration of transfer as in this Indenture provided, and the Issuer may from time to time rescind any such designation; provided, however, that no such designation or rescission shall in
             --------  -------
any manner relieve the Issuer of its obligation to maintain any office or agency provided for in this Section. The Issuer will give to the Trustee prompt written notice of any such designation or rescission thereof.

          Section 3.3  Appointment to Fill a Vacancy in Office of Trustee.  The
                       --------------------------------------------------
Issuer, whenever necessary to avoid or fill a vacancy in the office of Trustee, will appoint, in the manner provided in Section 6.10, a Trustee, so that there shall at all times be a Trustee with respect to each series of Notes hereunder.

          Section 3.4  Paying Agents.  Whenever the Issuer shall appoint a
                       -------------
paying agent other than the Trustee with respect to the

Notes of any series, it will cause such paying agent to execute and deliver to the Trustee an instrument in which such agent shall agree with the Trustee, subject to the provisions of this Section:

          (a) that it will hold all sums received by it as such agent for the payment of the principal of or interest on the Notes of such series (whether such sums have been paid to it by the Issuer or by any other obligor on the Notes of such series) in trust for the benefit of the Holders of the Notes of such series and the Coupons appertaining thereto, if any, or of the Trustee; and

          (b) that it will give the Trustee notice of any failure by the Issuer (or by any other obligor on the Notes of such series) to make any payment of the principal of or interest on the Notes of such series when the same shall be due and payable.

          The Issuer will, on or prior to each due date of the principal of or interest on the Notes of any series, deposit with the paying agent a sum sufficient to pay such principal or interest so becoming due, and (unless such paying agent is the Trustee) the Issuer will promptly notify the Trustee of any failure to take such action.

          If the Issuer shall act as its own paying agent with respect to the Notes of any series, it will, on or before each due date of the principal of or interest on the Notes of such series, set aside, segregate and hold in trust for the benefit of the Holders of the Notes of such series or the Coupons, if any, appertaining thereto a sum sufficient to pay such principal or interest so becoming due. The Issuer will promptly notify the Trustee of any failure to take such action.

          Anything in this Section to the contrary notwithstanding, but subject to Section 10.1, the Issuer may at any time, for the purpose of obtaining a satisfaction and discharge with respect to one or more or all series of Notes hereunder, or for any other reason, pay or cause to be paid to the Trustee all sums held in trust for any such series by the Issuer or any paying agent hereunder, as required by this Section, such sums to be held by the Trustee upon the trusts herein contained.

          Anything in this Section to the contrary notwithstanding, the agreement to hold sums in trust as provided in this Section is subject to the provisions of Sections 10.3 and 10.4.

          Section 3.5  Opinions of Counsel.  The Issuer will cause this
                       -------------------
Indenture, any indentures supplemental to this Indenture, and any financing or continuation statements to be promptly recorded and filed and rerecorded and refiled in such a manner and in such places, if any, as may be required by law in order fully to preserve, protect and perfect the security interest of the Trustee in the Collateral Bonds and all rights of the Trustee, and will deliver to the Trustee:

          (a) promptly after the execution and delivery of this Indenture and of any indenture supplemental to this Indenture, an Opinion of Counsel either stating that in the opinion of such counsel this Indenture or such supplemental indenture and any financing or continuation statements have been properly recorded and filed so as to make effective and to perfect the security interest of the Trustee, for the benefit of the holders from time to time of the Notes, in the Collateral Bonds intended to be created by this Indenture, and reciting the details of such action, or stating that in the opinion of such counsel no such action is necessary to perfect or make such security interest effective and stating what, if any, action of the foregoing character may reasonably be expected to become necessary prior to the next succeeding February 1 to maintain, perfect and make such security interest effective; and

          (b) on or before February 1 of each year, beginning in 1995, an Opinion of Counsel either stating that in the opinion of such counsel such action has been taken, since the date of the most recent Opinion of Counsel furnished pursuant to this Section 3.5(b) or the first Opinion of Counsel furnished pursuant to Section 3.5(a), with respect to the recording, filing, rerecording, or refiling of this Indenture, each supplemental indenture and any financing or continuation statements, as is necessary to maintain and perfect the security interest of the Trustee, for the benefit of the holders from time to time of the Notes, in the Collateral Bonds intended to be created by this Indenture, and reciting the details of such action, or stating that in the opinion of such counsel no such action is necessary to maintain and perfect such security interest and stating what, if any, action of the foregoing character may reasonably be expected to become necessary prior to the next succeeding February 1 to maintain, perfect and make such security interest effective.

          Section 3.6  Limitations on Issuance of Notes.  No Notes shall be
                       --------------------------------
issued hereunder if, after giving effect to such issuance, the aggregate principal amount of the Outstanding Notes would exceed the aggregate Stated Principal Amounts of the Collateral Bonds.

                                 ARTICLE FOUR

                      NOTEHOLDERS LISTS AND REPORTS BY THE
                            ISSUER AND THE TRUSTEE
                  -------------------------------------------

          Section 4.1  Issuer to Furnish Trustee Names and Addresses of
                       ------------------------------------------------
Noteholders.  The Issuer and any other obligor on the Notes covenant and agree
- -----------
that they will furnish or cause to be furnished to the Trustee a list in such form as the Trustee may reasonably require of the names and addresses of the Holders of the Registered Notes of each series:

          (a) semi-annually and not more than 15 days after each Record Date for the payment of interest on such Registered Notes, as of such Record Date and on dates to be determined pursuant to Section 2.3 for non-interest bearing Registered Notes, in each year; and

          (b) at such other times as the Trustee may request in writing, within 30 days after receipt by the Issuer of any such request, as of a date not more than 15 days prior to the time such information is furnished;

provided that if and so long as the Trustee shall be the Note Registrar for such
- --------
series and all of the Notes of such series are Registered Notes, such list shall not be required to be furnished.

          Section 4.2  Preservation and Disclosure of Noteholders Lists.  (a)
                       ------------------------------------------------
The Trustee shall preserve, in as current a form as is reasonably practicable, all information as to the names and addresses of the Holders of each series of Registered Notes (i) contained in the most recent list furnished to it as provided in Section 4.1, (ii) received by it in the capacity of Note Registrar for such series, if so acting, and (iii) filed with it within the two preceding years pursuant to Section 4.4(c)(ii). The Trustee may destroy any list furnished to it as provided in Section 4.1 upon receipt of a new list so furnished.

          (b) In case three or more Holders of Notes (hereinafter referred to as "applicants") apply in writing to the Trustee and furnish to the Trustee reasonable proof that each such applicant has owned a Note for a period of at least six months preceding the date of such application, and such application states that the applicants desire to communicate with other Holders of Notes of a particular series (in which case the applicants must all hold Notes of such series) or with Holders of all Notes with respect to their rights under this Indenture or under such Notes and such application is accompanied by a copy of the form of proxy or other communication which such applicants propose to transmit, then the Trustee shall, within five Business

Days after the receipt of such application, at its election, either

          (i) afford to such applicants access to the information preserved at the time by the Trustee in accordance with the provisions of subsection (a) of this Section; or

          (ii) inform such applicants as to the approximate number of Holders of Registered Notes of such series or of all Registered Notes, as the case may be, whose names and addresses appear in the information preserved at the time by the Trustee, in accordance with the provisions of such subsection (a) and as to the approximate cost of mailing to such Holders the form of proxy or other communication, if any, specified in such application.

          If the Trustee shall elect not to afford to such applicants access to such information, the Trustee shall, upon the written request of such applicants, mail to each Holder of such series or all Holders of Registered Notes, whose name and address appears in the information preserved at the time by the Trustee in accordance with the provisions of such subsection (a) a copy of the form of proxy or other communication which is specified in such request, with reasonable promptness after a tender to the Trustee of the material to be mailed and of payment, or provision for the payment, of the reasonable expenses of mailing, unless within five days after such tender the Trustee shall mail to such applicants and file with the Commission, together with a copy of the material to be mailed, a written statement to the effect that, in the opinion of the Trustee, such mailing would be contrary to the best interests of the Holders of Registered Notes of such series or of all Registered Notes, as the case may be, or would be in violation of applicable law. Such written statement shall specify the basis of such opinion. If the Commission, after opportunity for a hearing upon the objections specified in the written statement so filed, shall enter an order refusing to sustain any of such objections or if, after the entry of an order sustaining one or more of such objections, the Commission shall find, after notice and opportunity for hearing, that all the objections so sustained have been met, and shall enter an order so declaring, the Trustee shall mail copies of such material to all such Holders with reasonable promptness after the entry of such order and the renewal of such tender; otherwise the Trustee shall be relieved of any obligation or duty to such applicants respecting their application.

          (c) Each and every Holder of Notes and Coupons, by receiving and holding the same, agrees with the Issuer and the Trustee that neither the Issuer nor the Trustee nor any agent of the Issuer or the Trustee shall be held accountable by reason of the disclosure of any such information as to the names and addresses of the Holders of Notes in accordance with the provisions of subsection (b) of this Section, regardless of the source from which such information was derived, and that the Trustee shall not be held accountable by reason of mailing any material pursuant to a request made under such subsection (b).

          Section 4.3  Reports by the Issuer.  The Issuer covenants:
                       ---------------------

          (a) to file with the Trustee, within 15 days after the Issuer is required to file the same with the Commission, copies of the annual reports and of the information, documents and other reports (or copies of such portions of any of the foregoing as the Commission may from time to time by rules and regulations prescribe) which the Issuer may be required to file with the Commission pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934; or if the Issuer is not required to file information, documents or reports pursuant to either of such Sections, then to file with the Trustee and the Commission, in accordance with rules and regulations prescribed from time to time by the Commission, such of the supplementary and periodic information, documents, and reports which may be required pursuant to Section 13 of the Securities Exchange Act of 1934 in respect of a debt security listed and registered on a national securities exchange as may be prescribed from time to time in such rules and regulations;

          (b) to file with the Trustee and the Commission, in accordance with rules and regulations prescribed from time to time by the Commission, such additional information, documents and reports with respect to compliance by the Issuer with the conditions and covenants provided for in this Indenture as may be required from time to time by such rules and regulations;

          (c) to transmit by mail to the Holders of Notes within 30 days after the filing thereof with the Trustee, in the manner and to the extent provided in Section 4.4(c), such summaries of any information, documents and reports required to be filed by the Issuer pursuant to subsections (a) and (b) of this Section as may be required to be transmitted to such Holders by rules and regulations prescribed from time to time by the Commission; and

          (d) to furnish to the Trustee, not less often than annually, a brief certificate from the principal executive officer, principal financial officer or principal accounting officer as to his or her knowledge of the Issuer's compliance with all conditions and covenants under this Indenture (such compliance to be determined without regard to any period of grace or requirement of notice provided under this Indenture).

          Section 4.4  Reports by the Trustee.  (a)  Within 60 days after
                       ----------------------
February 15 of each year, commencing with the year 1995, the Trustee shall transmit by mail to the Holders of the Notes of each series, as provided in subsection (c) of this Section, a brief report dated as of such February 15 with respect to any of the following events which may have occurred within the twelve-month period ending on such February 15 (but if no event has occurred within such period no report need be transmitted):

          (i) any change to its eligibility under Section 6.9 and its qualification under Section 6.8;

          (ii) the creation of or any material change to a relationship specified in Section 6.8(c);

          (iii) the character and amount of any advances (and if the Trustee elects so to state, the circumstances surrounding the making thereof) made by the Trustee (as such) which remain unpaid on the date of such report and for the reimbursement of which it claims or may claim a lien or charge, prior to that of the Notes of such series, on any property or funds held or collected by it as Trustee, except that the Trustee shall not be required (but may elect) to report such advances if such advances so remaining unpaid aggregate not more than 1/2 of 1% of the principal amount of the Notes of such series Outstanding on the date of such report;

          (iv) any change to the amount, interest rate and maturity date of all other indebtedness owing by the Issuer (or by any other obligor on the Notes) to the Trustee in its individual capacity on the date of such report, with a brief description of any property held as collateral security therefor, except any indebtedness based upon a creditor relationship arising in any manner described in Section 6.13(b)(2),(3),(4) or (6);

          (v) any change to the property and funds, if any, physically in the possession of the Trustee (as such) on the date of such report;

          (vi) any release, or release and substitution of property subject to the lien of the Indenture (and the consideration therefor, if any) which the Trustee has not previously reported;

          (vii) any additional issue of Notes which the Trustee has not previously reported; and

          (viii) any action taken by the Trustee in the performance of its duties under this Indenture which it has not previously reported and which in its opinion materially affects the Notes of such series, except action in respect of a default, notice of which has been or is to be withheld by it in accordance with the provisions of Section 5.11.

          (b) The Trustee shall transmit to the Holders of each series, as provided in subsection (c) of this Section, a brief report with respect to the character and amount of any advances (and if the Trustee elects so to state, the circumstances surrounding the making thereof) made by the Trustee, as such, since the date of the last report transmitted pursuant to the provisions of subsection (a) of this Section (or if no such report has yet been so transmitted, since the date of this Indenture) for the reimbursement of which it claims or may claim a lien or charge, prior to that of the Notes of such series, on property or funds held or collected by it as Trustee and which it has not previously reported pursuant to this subsection (b), except that the Trustee
shall not be required (but may elect)   to report such advances if such advances
remaining unpaid at any time aggregate 10% or less of the principal amount of the Notes of such series outstanding at such time, such report to be transmitted within 90 days after such time.

          (c)  Reports pursuant to this Section shall be transmitted by mail:

          (i) to all Holders of Registered Notes, as the names and addresses of such Holders appear upon the Note Register;

          (ii) to such other Holders of Notes as have, within two years preceding such transmission, filed their names and addresses with the Trustee for that purpose; and

          (iii) except in the case of reports pursuant to subsection (b), to each Holder of a Note whose name and address are preserved at the time by the Trustee as provided in Section 4.2(a).

          (d) A copy of each such report shall, at the time of such transmission to the Holders, be furnished to the Issuer and be filed by the Trustee with each stock exchange, if any, upon which the Notes of any series are listed and also with the Commission. The Issuer agrees to notify the Trustee when and as the Notes of such series become admitted to trading on any national securities exchange.


                                 ARTICLE FIVE

                    REMEDIES OF THE TRUSTEE AND NOTEHOLDERS
                              ON EVENT OF DEFAULT
                  -------------------------------------------

          Section 5.1  Event of Default Defined; Acceleration of Maturity;
                       ---------------------------------------------------
Waiver of Default.  "Event of Default" with respect to Notes of any series,
- -----------------
wherever used herein, means each of the following events which shall have occurred and be continuing (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

          (a) default in the payment of any installment of interest upon any of the Notes of such series as and when the same shall become due and payable, and continuance of such default for a period of 30 days; or

          (b) default in the payment of all or any part of the principal of any of the Notes of such series as and when the same shall become due and payable, whether at maturity, upon any redemption, by declaration or otherwise; or

          (c) default in the deposit of any sinking fund or analogous payment for the benefit of the Notes of such series as and when the same shall become due and payable; or

          (d) failure on the part of the Issuer duly to observe or perform any other of the covenants or agreements on the part of the Issuer in the Notes of such series or in this Indenture contained (other than a covenant or agreement expressly included herein solely for the benefit of Notes of other series) for a period of 60 days after the date on which written notice specifying such failure, stating that such notice is a "Notice of Default" hereunder and demanding that the Issuer remedy the same, shall have been given by registered or certified mail, return receipt requested, to the Issuer by the Trustee, or to the

     Issuer and the Trustee by the Holders of not less than 25% in aggregate principal amount of the Outstanding Notes of all series affected thereby; or

          (e) an event of default (as defined in the First Mortgage) has occurred and is continuing, and the Mortgage Trustee, the Issuer or the holders of at least 25% in aggregate principal amount of the Outstanding Notes shall have given written notice thereof to the Trustee; or

          (f) a court having jurisdiction in the premises shall enter a decree or order for relief in respect of the Issuer in an involuntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, or appointing a receiver, liquidator, assignee, custodian, trustee or sequestrator (or similar official) of the Issuer or for any substantial part of the property of the Issuer, or ordering the winding up or liquidation of the affairs of the Issuer, and such decree or order shall remain unstayed and in effect for a period of 60 consecutive days; or

          (g) the Issuer shall commence a voluntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, or consent to the entry of an order for relief in an involuntary case under any such law, or consent to the appointment or taking possession by a receiver, liquidator, assignee, custodian, trustee or sequestrator (or similar official) of the Issuer or for any substantial part of the property of the Issuer, or make any general assignment for the benefit of creditors; or

          (h) any other Event of Default provided in or pursuant to the supplemental indenture or Board Resolution establishing the terms of such series of Notes as provided in Section 2.3 or in the form of Note for such series;

then, and in each and every such case, the Trustee shall demand the redemption of the Collateral Bonds in accordance with Article I, Section 5 of the Mortgage Supplemental Indenture and, unless the principal of all the Notes shall have already become due and payable, either the Trustee or the Holders of not less than 25% in aggregate principal amount of all the Notes then Outstanding (voting as one class), by notice in writing to the Issuer (and to the Trustee if given by such Holders), may declare the entire principal of all the Notes then Outstanding and interest accrued thereon, if any, to be due and payable immediately, and upon any such declaration the same shall become immediately due and payable.

          The foregoing paragraph, however, is subject to the condition that if, at any time after the principal of the Notes of one or more series shall have been so declared due and payable, and before any judgment or decree for the payment of the moneys due shall have been obtained or entered as hereinafter provided and before the redemption of the Collateral Bonds, the Issuer shall pay or shall deposit with the Trustee a sum sufficient to pay all matured installments of interest upon all the Notes of such series and the principal of all Notes of such series which shall have become due otherwise than by acceleration (with interest upon such principal and, to the extent that payment of such interest is enforceable under applicable law, on overdue installments of interest at the same rate as the rate of interest (or Yield to Maturity, in the case of Original Issue Discount Notes) specified in the Notes of such series, to the date of such payment or deposit) and such amount as shall be sufficient to cover reasonable compensation to the Trustee, its agents, attorneys and counsel, and all other expenses and liabilities incurred, and all advances made, by the Trustee except as a result of negligence or bad faith, and if any and all Events of Default under this Indenture with respect to such series, other than the non-payment of the principal of Notes of such series which shall have become due by acceleration, shall have been cured, waived or otherwise remedied as provided herein - then, and in every such case, the Holders of a majority in aggregate principal amount of all the Notes of such affected series then Outstanding (voting as one class, except in the case of Events of Default described in clauses (a), (b) and (c) of such paragraph, in which case each series of Notes as to which such an Event of Default shall have occurred shall vote as a separate class), by written notice to the Issuer and to the Trustee, may direct the Trustee to withdraw the demand for the redemption of the Collateral Bonds and waive all defaults with respect to such series and rescind and annul such declaration and its consequences, but no such waiver or rescission and annulment shall extend to or shall affect any subsequent default or shall impair any right consequent thereon.

          For all purposes under this Indenture, if a portion of the principal of any Original Issue Discount Notes shall have been accelerated and declared due and payable pursuant to the provisions hereof, then, from and after such declaration, unless such declaration has been rescinded and annulled, the principal amount of such Original Issue Discount Notes shall be deemed, for all purposes hereunder, to be such portion of the principal thereof as shall be due and payable as a result of such acceleration, and payment of such portion of the principal thereof as shall be due and payable as a result of such acceleration, together with interest, if any, thereon and all other amounts owing thereunder, shall constitute payment in full of such Original Issue Discount Notes.

          Section 5.2  Collection of Indebtedness by Trustee; Trustee May Prove
                       --------------------------------------------------------
Debt.  The Issuer covenants that (a) in case default shall be made in the
- ----
payment of any installment of interest on any of the Notes of any series when such interest shall have become due and payable, and such default shall have continued for a period of 30 days, or (b) in case default shall be made in the payment of all or any part of the principal of any of the Notes of any series when the same shall have become due and payable, whether at maturity, upon redemption, by declaration or otherwise -- then, upon demand of the Trustee, the Issuer will pay to the Trustee for the benefit of the Holders of the Notes of such series the whole amount that then shall have become due and payable on all Notes of such series, including all Coupons, for principal or interest, as the case may be (with interest to the date of such payment upon the overdue principal and, to the extent that payment of such interest is enforceable under applicable law, on overdue installments of interest at the same rate as the rate of interest (or Yield to Maturity, in the case of Original Issue Discount Notes) specified in the Notes of such series); and in addition thereto, such further amount as shall be sufficient to cover the costs and expenses of collection, including reasonable compensation to the Trustee, its agents, attorneys and counsel, and any expenses and liabilities incurred, and all advances made, by the Trustee except as a result of its negligence or bad faith.

          Until such demand is made by the Trustee, the Issuer may pay the principal of and interest on the Notes of such series to the Holders, whether or not the Notes of such series be overdue.

          In case the Issuer shall fail forthwith to pay such amounts upon such demand, the Trustee, in its own name and as trustee of an express trust, shall be entitled and empowered to institute any action or proceedings at law or in equity for the collection of the sums so due and unpaid, and may prosecute any such action or proceedings to judgment or final decree, and may enforce any such judgment or final decree against the Issuer or other obligor upon the Notes of such series and collect in the manner provided by law out of the property of the Issuer or other obligor upon the Notes of such series, wherever situated the moneys adjudged or decreed to be payable.

          In case there shall be pending proceedings relative to the Issuer or any other obligor upon the Notes of any series under Title 11 of the United States Code or any other applicable Federal or state bankruptcy, insolvency or other similar law, or in case a receiver, assignee or trustee in bankruptcy or reorganization, liquidator, sequestrator or similar official shall have been appointed for or taken possession of the Issuer or its property or such other obligor, or in case of any other comparable judicial proceedings relative to the Issuer or such other obligor, or to the creditors or property of the Issuer or such other obligor, the Trustee, irrespective of whether the principal of the Notes of any series shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Trustee shall have made any demand pursuant to the provisions of this Section, shall be entitled and empowered, by intervention in such proceedings or otherwise:

          (a) to file and prove a claim or claims for the whole amount of the principal and interest (or, if the Notes of any series are Original Issue Discount Notes, such portion of the principal amount as may be specified in the terms of such series) owing and unpaid in respect of the Notes of each series, and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Trustee (including any claim for reasonable compensation to the Trustee and its agents, attorneys and counsel, and for reimbursement of all expenses and liabilities incurred, and all advances made, by the Trustee, except as a result of negligence or bad faith) and of the Noteholders allowed in any judicial proceedings relative to the Issuer or such other obligor, or to the creditors or property of the Issuer or such other obligor;

          (b) unless prohibited by applicable law and regulations, to vote on behalf of the Holders of the Notes of each series in any election of a trustee or a standby trustee in arrangement, reorganization, liquidation or other bankruptcy or insolvency proceedings or person performing similar functions in comparable proceedings; and

          (c) to collect and receive any moneys or other property payable or deliverable on any such claims, and to distribute all amounts received with respect to the claims of the Noteholders and of the Trustee on their behalf; and any trustee, receiver, liquidator, custodian or other similar official is hereby authorized by each of the Noteholders to make payments to the Trustee, and, in the event that the Trustee shall consent to the making of payments directly to the Noteholders, to pay to the Trustee such amounts as shall be sufficient to cover reasonable compensation to the Trustee, and its agents, attorneys and counsel, and all other expenses and liabilities incurred, and all advances made, by the Trustee except as a result of negligence or bad faith.

          Nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to or vote for or accept or adopt on behalf of any Holder any plan of reorganization, arrangement, adjustment or composition affecting the Notes of any series or the rights of any Holder thereof, or to authorize the Trustee to vote in respect of the claim of any Holder in any such proceeding except, as aforesaid, to vote for the election of a trustee in bankruptcy or similar person.

          All rights of action and of asserting claims under this Indenture, or under any of the Notes of any series or Coupons appertaining thereto, may be enforced by the Trustee without the possession of any of the Notes of such series or Coupons appertaining thereto or the production thereof on any trial or other proceedings relative thereto, and any such action or proceedings instituted by the Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment, subject to the payment of the expenses, disbursements and compensation of the Trustee and its agents, attorneys and counsel, shall be for the ratable benefit of the Holders of the Notes or Coupons appertaining to such Notes in respect of which such action was taken.

          In any proceedings brought by the Trustee (and also any proceedings involving the interpretation of any provision of this Indenture to which the Trustee shall be a party) the Trustee shall be held to represent all the Holders of the Notes and Coupons appertaining thereto in respect to which action was taken, and it shall not be necessary to make any Holders of such Notes or Coupons parties to any such proceedings.

          Section 5.3  Application of Proceeds.  Any moneys collected by the
                       -----------------------
Trustee pursuant to this Article in respect of the Notes of any series shall be applied in the following order at the date or dates fixed by the Trustee and, in case of the distribution of such moneys on account of principal or interest, upon presentation of the several Notes and Coupons appertaining thereto in respect of which moneys have been collected and stamping (or otherwise noting) thereon the payment, or issuing Notes of the same series in reduced principal amounts in exchange for the presented Notes if only partially paid, or upon surrender thereof if fully paid:

          FIRST: To the payment of costs and expenses of collection applicable to such series, including reasonable compensation to the Trustee and its agents, attorneys and counsel and of all expenses and liabilities incurred, and all advances made, by the Trustee except as a result of negligence or bad faith;

          SECOND: In case the principal of the Notes of such series in respect of which moneys have been collected shall not have become and be then due and payable, to the payment of interest on the Notes of such series in default in the order of the maturity of the installments of such interest, with interest (to the extent that such interest has been collected by the Trustee) upon the overdue installments of interest at the same rate as the rate of interest (or Yield to Maturity, in the case of Original Issue Discount Notes) specified in such Notes, such payments to be made ratably to the Persons entitled thereto, without discrimination or preference;

          THIRD: In case the principal of the Notes of such series in respect of which moneys have been collected shall have become and be then due and payable, to the payment of the whole amount then owing and unpaid upon all the Notes of such series for principal and interest, with interest upon the overdue principal, and (to the extent that such interest has been collected by the Trustee) upon overdue installments of interest at the same rate as the rate of interest (or Yield to Maturity, in the case of Original Issue Discount Notes) specified in the Notes of such series; and in case such moneys shall be insufficient to pay in full the whole amount so due and unpaid upon the Notes of such series, then to the payment of such principal and interest, without preference or priority of principal over interest, or of interest over principal, or of any installment of interest over any other installment of interest, or of any Note of such series over any other Note of such series, ratably to the aggregate of such principal and accrued and unpaid interest; and

          FOURTH: To the payment of the remainder, if any, to the Issuer or any other person lawfully entitled thereto.

          Section 5.4  Suits for Enforcement.  In case an Event of Default has
                       ---------------------
occurred, has not been waived and is continuing, the Trustee may in its discretion proceed to protect and enforce the rights vested in it by this Indenture by such appropriate judicial proceedings as the Trustee shall deem most effectual to protect and enforce any of such rights, either at law or in equity or in bankruptcy or otherwise, whether for the specific enforcement of any covenant or agreement contained in this Indenture or in aid of the exercise of any power granted in this Indenture or to enforce any other legal or equitable right vested in the Trustee by this Indenture or by law.

          Section 5.5  Restoration of Rights on Abandonment of Proceedings.  In
                       ---------------------------------------------------
case the Trustee shall have proceeded to enforce any right under this Indenture and such proceedings shall have been discontinued or abandoned for any reason, or shall have been determined adversely to the Trustee, then, and in every such case, the Issuer and the Trustee shall be restored respectively to their former positions and rights hereunder, and all rights, remedies and powers of the Issuer, the Trustee and the Noteholders shall continue as though no such proceedings had been taken.

          Section 5.6  Limitations on Suits by Noteholders.  No Holder of any
                       -----------------------------------
Note of any series or of any Coupon appertaining thereto shall have any right by virtue or by availing of any provision of this Indenture to institute any action or proceeding at law or in equity or in bankruptcy or otherwise upon or under or with respect to this Indenture, or for the appointment of a trustee, receiver, liquidator, custodian or other similar official or for any other remedy hereunder, unless such Holder previously shall have given to the Trustee written notice of default and of the continuance thereof, as hereinbefore provided, and unless also the Holders of not less than 25% in aggregate principal amount of the Notes of each affected series then Outstanding (determined as provided in Section 5.1 and voting as one class) shall have made written request upon the Trustee to institute such action or proceedings in its own name as trustee hereunder and shall have offered to the Trustee such reasonable indemnity as it may require against the costs, expenses and liabilities to be incurred therein or thereby and the Trustee for 60 days after its receipt of such notice, request and offer of indemnity shall have failed to institute any such action or proceeding and no direction inconsistent with such written request shall have been given to the Trustee pursuant to Section 5.9; it being understood and intended, and being expressly covenanted by the taker and Holder of every Note or Coupon with every other taker and Holder and the Trustee, that no one or more Holders of Notes of any series or Coupons appertaining thereto shall have any right in any manner whatever by virtue or by availing of any provision of this Indenture to affect, disturb or prejudice the rights of any other Holder of Notes or Coupons appertaining thereto, or to obtain or seek to obtain priority over or preference to any other such Holder or to enforce any right under this Indenture, except in the manner herein provided and for the equal, ratable and common benefit of all Holders of Notes of the affected series and Coupons. For the protection and enforcement of the provisions of this Section, each and every Noteholder and the Trustee shall be entitled to such relief as can be given either at law or in equity.

          Section 5.7  Unconditional Right of Noteholders to Institute Certain
                       -------------------------------------------------------
Suits.  Notwithstanding any other provision in this Indenture and any provision
- -----
of any Note, the right of any Holder of any Note or Coupon to receive payment of the principal of and interest on such Note or Coupon on or after the respective due dates expressed in such Note or Coupon, or to institute suit for the enforcement of any such payment on or after such respective dates, shall not be impaired or affected without the consent of such Holder.

          Section 5.8  Powers and Remedies Cumulative; Delay or Omission Not
                       -----------------------------------------------------
Waiver of Default.  Except as provided in Section 5.6, no right or remedy herein
- -----------------
conferred upon or reserved to the Trustee or to the Holders of Notes or Coupons is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

          No delay or omission of the Trustee or of any Holder of Notes or Coupons to exercise any right or power accruing upon any Event of Default occurring and continuing as aforesaid shall impair any such right or power or shall be construed to be a waiver of any such Event of Default or an acquiescence therein; and, subject to Section 5.6, every power and remedy given by this Indenture or by law to the Trustee or to the Holders of Notes or Coupons may be exercised from time to time, and as often as shall be deemed expedient, by the Trustee or by the Holders of Notes or Coupons.

          Section 5.9  Control by Holders of Notes.  The Holders of a majority
                       ---------------------------
in aggregate principal amount of the Notes of each series affected at the time Outstanding (determined as provided in Section 5.1 and voting as one class) shall have the right to direct the time, method, and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee with respect to the Notes of such affected series by this Indenture; provided that such direction shall not be otherwise
                          --------
than in accordance with law and the provisions of this Indenture and provided
                                                                     --------
further that (subject to the provisions of Section 6.1) the Trustee shall have
- -------
the right to decline to follow any such direction if the Trustee, being advised by counsel, shall determine that the action or proceeding so directed may not lawfully be taken or if the Trustee in good faith by its board of directors, its executive committee or a trust committee of directors or Responsible Officers of the Trustee shall determine that the action or proceedings so directed would involve the Trustee in personal liability or that the actions or forbearances specified in or pursuant to such direction would be unduly prejudicial to the interests of Holders of the Notes of all affected series not joining in the giving of said direction, it being understood that (subject to Section 6.1) the Trustee shall have no duty to ascertain whether or not such actions or forbearances are unduly prejudicial to such Holders.

          Nothing in this Indenture shall impair the right of the Trustee in its discretion to take any action deemed proper by the Trustee and which is not inconsistent with such direction or directions by Noteholders.

          Section 5.10  Waiver of Past Defaults.  Prior to the declaration of
                        -----------------------
acceleration of the maturity of any Notes as provided in Section 5.1, the Holders of a majority in aggregate principal amount of the Notes of all series at the time Outstanding with respect to which a default or an Event of Default shall have occurred and be continuing (determined as provided in Section 5.1 and voting as one class) may on behalf of the Holders of all such affected Notes waive any past default or Event of Default described in Section 5.1 and its consequences, except a default or an Event of Default in respect of a covenant or provision hereof or of any Note which cannot be modified or amended without the consent of the Holder of each Note affected. In the case of any such waiver, the Issuer, the Trustee and the Holders of all such affected Notes shall be restored to their former positions and rights hereunder, respectively; but no such waiver shall extend to any subsequent or other default or impair any right consequent thereon.

          Upon any such waiver, such default shall cease to exist and be deemed to have been cured and not to have occurred, and any Event of Default arising therefrom shall be deemed to have been cured, and not to have occurred for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other default or Event of Default or impair any right consequent thereon.

          Section 5.11  Trustee to Give Notice of Default, But May Withhold in
                        ------------------------------------------------------
Certain Circumstances.  The Trustee shall, within 9O days after the occurrence
- ---------------------
of a default with respect to the Notes of any series, give notice of all defaults with respect to such series known to the Trustee (i) if any Unregistered Notes of such series are then Outstanding, to the Holders thereof by publication at least once in an Authorized Newspaper in the Borough of Manhattan, The City of New York, and (ii) to all Holders of Notes of such series in the manner and to the extent provided in Section 4.4(c), unless in each case such defaults shall have been cured before the mailing or publication of such notice (the term "default" for the purpose of this Article being hereby defined to mean any event or condition which is, or with notice or lapse of time or both would become, an Event of Default); provided that, except in the case of default in the payment of the principal of or the interest on any of the Notes of such series, or in the payment of any sinking fund installment or analogous payment on such series, the Trustee shall be protected in withholding such notice if and so long as the board of directors, the executive committee or a trust committee of directors or trustees and/or Responsible Officers of the Trustee in good faith determines that the withholding of such notice is in the interests of the Noteholders of such series.

          Section 5.12  Right of Court to Require Filing of Undertaking to Pay
                        ------------------------------------------------------
Costs.  All parties to this Indenture agree, and each Holder of any Note or
- -----
Coupon by his acceptance thereof shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Indenture or in any suit against the Trustee for any action taken, suffered or omitted by it as Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorneys' fees, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant; but the provisions of this Section shall not apply to any suit instituted by the Trustee, to any suit instituted by any Noteholder or group of Noteholders of any series holding in the aggregate more than 10% in aggregate principal amount of the Notes of such series, or, in the case of any suit relating to or arising under clause (d) or (h) of sec-tion 5.1 (if the suit relates to the Notes of more than one but less than all series), 10% in aggregate principal amount of the Notes then Outstanding and affected thereby, or, in the case of any suit relating to or arising under clause (d) or (h) (if the suit relates to all the Notes then Outstanding), or clause (f) or (g) of Section 5.1, 10% in aggregate principal amount of all Notes then Outstanding, or to any suit instituted by any Noteholder for the enforcement of the payment of the principal of or the interest (including interest evidenced by any Coupon) on any Note on or after the due date expressed in such Note or Coupon or any date fixed for redemption.


                                  ARTICLE SIX

                            CONCERNING THE TRUSTEE
                            ----------------------

          Section 6.1  Duties and Responsibilities of the Trustee; During
                       --------------------------------------------------
Default; Prior to Default.  The Trustee, prior to the occurrence of an Event of
- -------------------------
Default with respect to the Notes of a particular series and after the curing or waiving of all Events of Default which may have occurred with respect to such series, undertakes to perform such duties and only such duties as are specifically set forth in this Indenture. In case an Event of Default with respect to the Notes of a particular series has occurred (which has not been cured or waived), the Trustee shall exercise with respect to such series such of the rights and powers vested in it by this Indenture, and use the same degree of care and skill in their exercise, as a prudent man would exercise or use under the circumstances in the conduct of his own affairs.

          No provision of this Indenture shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act or its own wilful misconduct, except that

          (a) prior to the occurrence of an Event of Default with respect to the Notes of any series and after the curing or waiving of all such Events of Default which may have occurred with respect to such series:

               (i) the duties and obligations of the Trustee with respect to the Notes of such series shall be determined solely by the express provisions of this Indenture, and the Trustee shall not be liable except for the performance of such duties and obligations as are specifically set forth in this Indenture, and no implied covenants or obligations shall be read into this Indenture against the Trustee; and

               (ii) in the absence of bad faith on the part of the Trustee, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any statements, certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture; but in the case of any such statements, certificates or opinions which by any provision hereof are specifically required to be furnished to the Trustee, the Trustee shall be under a duty to examine the same to determine whether or not they conform to the requirements of this Indenture;

          (b) the Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer or Responsible Officers of the Trustee, unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts; and

          (c) the Trustee shall not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with an appropriate direction of the Holders pursuant to Section 5.9 relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Indenture.

          None of the provisions contained in this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur personal financial liability in the performance of any of its duties or in the exercise of any of its rights or powers, if there shall be reasonable grounds for believing that the repayment of such funds or adequate indemnity against such liability is not reasonably assured to it.

          Section 6.2  Certain Rights of the Trustee.  Subject to Section 6.1:
                       -----------------------------

          (a) the Trustee may rely and shall be protected in acting or refraining from acting upon any resolution, Officers' Certificate or other certificate, statement, instrument, opinion, report, notice, request, consent, order, bond, debenture, note, Coupon, security or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

          (b) any request, direction, order or demand of the Issuer mentioned herein shall be sufficiently evidenced by an Officers' Certificate (unless other evidence in respect thereof be herein specifically prescribed); and any resolution of the Board of Directors may be evidenced to the Trustee by a copy thereof certified by the secretary or an assistant secretary of the Issuer;

          (c) the Trustee may consult with counsel and any written advice or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted to be taken by it hereunder in good faith and in accordance with such advice or Opinion of Counsel;

          (d) the Trustee shall be under no obligation to exercise any of the trusts or powers vested in it by this Indenture at the request, order or direction of any of the Holders pursuant to the provisions of this Indenture, unless such Holders shall have offered to the Trustee reasonable indemnity against the costs, expenses and liabilities which might be incurred therein or thereby;

          (e) the Trustee shall not be liable for any action taken or omitted by it in good faith and believed by it to be authorized or within the discretion, rights or powers conferred upon it by this Indenture;

          (f) prior to the occurrence of an Event of Default with respect to the Notes of any series and after the curing or waiving of all such Events of Default, the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, appraisal, bond, debenture, note, Coupon, security or other paper or document unless requested in writing so to do by the Holders of not less than a majority in aggregate principal amount of the Notes of all affected series then Outstanding; provided that, if the payment within a reasonable
                              --------
     time to the Trustee of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation is, in the opinion of the Trustee, not reasonably assured to the Trustee by the security afforded to it by the terms of this Indenture, the Trustee may require reasonable indemnity against such costs, expenses or liabilities as a condition to proceeding; the reasonable expenses of every such investigation shall be paid by the Issuer or, if paid by the Trustee, shall be repaid by the Issuer upon demand; and

          (g) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys not regularly in its employ, and the Trustee shall not be responsible for any misconduct or negligence on the part of any such agent or attorney appointed with due care by it hereunder.

          Section 6.3  Trustee Not Responsible for Recitals, Disposition of
                       ----------------------------------------------------
Notes or Application of Proceeds Thereof.  The recitals contained herein and in
- ----------------------------------------
the Notes, except the Trustee's certificates of authentication, shall be taken as the statements of the Issuer, and the Trustee assumes no responsibility for the correctness of the same. The Trustee makes no representation as to the validity or sufficiency of this Indenture or of the Notes or Coupons. The Trustee shall not be accountable for the use or application by the Issuer of any of the Notes or of the proceeds thereof.

          Section 6.4  Trustee and Agents May Hold Notes or Coupons;
                       ---------------------------------------------
Collections, etc.  The Trustee or any agent of the Issuer or the Trustee, in its
- -----------------
individual or any other capacity, may become the owner or pledgee of Notes or Coupons with the same rights it would have if it were not the Trustee or such agent and, subject to Sections 6.8 and 6.13, may otherwise deal with the Issuer and receive, collect, hold and retain collections from the Issuer with the same rights it would have if it were not the Trustee or such agent.

          Section 6.5  Moneys Held by Trustee.  Subject to the provisions of
                       ----------------------
Section 10.4, all moneys received by the Trustee shall, until used or applied as herein provided, be held in trust for the purposes for which they were received, but need not be segregated from other funds except to the extent required by mandatory provisions of law. Neither the Trustee nor any agent of the Issuer or the Trustee shall be under any liability for interest on any moneys received by it hereunder.

          Section 6.6  Compensation and Indemnification of Trustee and Its Prior
                       ---------------------------------------------------------
Claim.  The Issuer covenants and agrees to pay to the Trustee from time to time,
- -----
and the Trustee shall be entitled to, reasonable compensation (which shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust), and the Issuer covenants and agrees to pay or reimburse the Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by or on behalf of it in accordance with any of the provisions of this Indenture (including the reasonable compensation and the expenses and disbursements of its counsel and of all agents and other persons not regularly in its employ) except any such expense, disbursement or advance as may arise from its negligence or bad faith. The Issuer also covenants to indemnify the Trustee for, and to hold it harmless against, any loss, liability or expense incurred without negligence or bad faith on its part arising out of or in connection with the acceptance or administration of this Indenture or the trusts hereunder and its duties hereunder, including the costs and expenses of defending itself against or investigating any claim of liability in the premises. The obligations of the Issuer under this Section to compensate and indemnify the Trustee and to pay or reimburse the Trustee for expenses, disbursements and advances shall constitute additional indebtedness hereunder and shall survive the satisfaction and discharge of this Indenture. Such additional indebtedness shall be a senior claim to that of the Notes upon all property and funds held or collected by the Trustee as such, except funds held in trust for the benefit of the Holders of particular Notes or Coupons, and the Notes are hereby subordinated to such senior claim. When the Trustee incurs expenses after the occurrence of a default, the expenses are intended to constitute expenses of administration under any bankruptcy law.

          Section 6.7  Right of Trustee to Rely on Officers' Certificate, etc.
                       -------------------------------------------------------
Subject to Sections 6.1 and 6.2, whenever in the administration of the trusts of this Indenture the Trustee shall deem it necessary or desirable that a matter be proved or established prior to taking or suffering or omitting any action hereunder, such matter (unless other evidence in respect thereof be herein specifically prescribed) may, in the absence of negligence or bad faith on the part of the Trustee, be deemed to be conclusively proved and established by an Officers'

Certificate delivered to the Trustee, and such certificate, in the absence of negligence or bad faith on the part of the Trustee, shall be full warrant to the Trustee for any action taken, suffered or omitted by it under the provisions of this Indenture in reliance thereon.

          Section 6.8  Qualification of Trustee; Conflicting Interests.  (a)  If
                       -----------------------------------------------
the Trustee has or shall acquire any conflicting interest, as defined in this Section, it shall, within 90 days after ascertaining that it has such conflicting interest, and if the default (as defined in subsection (c) of this Section) to which such conflicting interest relates has not been cured or duly waived or otherwise eliminated before the end of such 90-day period, either eliminate such conflicting interest or, except as otherwise provided in Section 6.10(e), resign in the manner and with the effect specified in this Article.

          (b) In the event that the Trustee shall fail to comply with the provisions of subsection (a) of this Section, the Trustee shall, within 10 days after the expiration of such 90-day period, transmit by mail notice of such failure to the Noteholders in the manner and to the extent required by Section 4.4(c) and, if any Unregistered Notes are then Outstanding, shall publish notice of such failure at least once in an Authorized Newspaper in the Borough of Manhattan, The City of New York. Subject to the provisions of Section 5.12, unless the Trustee's duty to resign is stayed as provided in Section 6.10(e), any Noteholder who has been a bona fide Noteholder for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee, and the appointment of a successor, if the Trustee fails, after written request thereof by such Noteholder, to comply with the provisions of subsection (a) of this Section.

          (c) For the purposes of this Section, the Trustee shall be deemed to have a conflicting interest with respect to Notes of any series if such Notes are in default (as such term is defined in this Indenture, but exclusive of any period of grace or requirement of notice) and

          (i) the Trustee is a trustee under another indenture under which any other securities, or certificates of interest or participation in any other securities, of the Issuer are outstanding, or is a trustee for more than one outstanding series of securities under a single indenture of the Issuer, unless such other indenture is a collateral trust indenture under which the only collateral consists of Notes issued under this Indenture; provided that there shall be excluded from the operation of this paragraph other series under this Indenture, and any other indenture or indentures under which other securities, or certificates of interest or participation in other securities, of the Issuer are outstanding, if

               (1) this Indenture and such other indenture or indentures (and all series of securities issuable thereunder) are wholly unsecured and rank equally and such other indenture or indentures (and such series) are specifically described in this Indenture or hereafter qualified under the Trust Indenture Act of 1939, unless the Commission shall have found and declared by order pursuant to Section 305(b) or Section 307(c) of the Trust Indenture Act of 1939 that differences exist between the provisions of this Indenture (or such series) and the provisions of such other indenture or indentures (or such series) which are so likely to involve a material conflict of interest as to make it necessary in the public interest or for the protection of investors to disqualify the Trustee from acting as such under this Indenture and such other indenture or indentures, or

               (2) the Issuer shall have sustained the burden of proving, on application to the Commission and after opportunity for hearing thereon, that trusteeship under this Indenture and such other indenture or indentures or under more than one outstanding series under a single indenture is not so likely to involve a material conflict of interest as to make it necessary in the public interest or for the protection of investors to disqualify such Trustee from acting as such under one of such indentures or with respect to such series;

          (ii) the Trustee or any of its directors or executive officers is an underwriter for the Issuer;

          (iii) the Trustee directly or indirectly controls or is directly or indirectly controlled by or is under direct or indirect common control with an underwriter for the Issuer;

          (iv) the Trustee or any of its directors or executive officers is a director, officer, partner, employee, appointee or representative of the Issuer, or of an underwriter (other than the Trustee itself) for the Issuer who is currently engaged in the business of underwriting, except that (x) one individual may be a director or an executive officer, or both, of the Trustee and a director or an executive officer, or both, of the Issuer, but may not be at the same time an executive officer of both the Trustee and the Issuer; (y) if and so long as the number of directors of the

     Trustee in office is more than nine, one additional individual may be a director or an executive officer, or both, of the Trustee and a director of the Issuer; and (z) the Trustee may be designated by the Issuer or by any underwriter for the Issuer to act in the capacity of transfer agent, registrar, custodian, paying agent, fiscal agent, escrow agent or depositary, or in any other similar capacity, or, subject to the provisions of subsection (c)(i) of this Section, to act as trustee, whether under an indenture or otherwise;

          (v) 10% or more of the voting securities of the Trustee is beneficially owned either by the Issuer or by any director, partner or executive officer thereof, or 20% or more of such voting securities is beneficially owned, collectively, by any two or more of such persons; or 10% or more of the voting securities of the Trustee is beneficially owned either by an underwriter for the Issuer or by any director, partner or executive officer thereof, or is beneficially owned, collectively, by any two or more such persons;

          (vi) the Trustee is the beneficial owner of, or holds as collateral security for an obligation which is in default, (x) 5% or more of the voting securities, or 10% or more of any other class of security of the Issuer, not including the Notes issued under this Indenture and securities issued under any other indenture under which the Trustee is also trustee, or (y) 10% or more of any class of security of an underwriter for the Issuer;

          (vii) the Trustee is the beneficial owner of, or holds as collateral security for an obligation which is in default, 5% or more of the voting securities of any person who, to the knowledge of the Trustee, owns 10% or more of the voting securities of, or controls directly or indirectly or is under direct or indirect common control with, the Issuer;

          (viii) the Trustee is the beneficial owner of, or holds as collateral security for an obligation which is in default, 10% or more of any class of security of any person who, to the knowledge of the Trustee, owns 50% or more of the voting securities of the Issuer;

          (ix) the Trustee owns, on the date of default upon the Notes (as such term is defined in this Indenture but exclusive of any period of grace or requirement of notice) or any anniversary of such default while such default upon the Notes remains outstanding, in the capacity of executor, administrator, testamentary or inter vivos trustee, guardian, committee or conservator, or in any other similar capacity, an aggregate of 25% or more of the voting securities, or of any class of security, of any Person, the beneficial ownership of a specified percentage of which would have constituted a conflicting interest under clause (vi), (vii) or (viii) of this subsection. As to any such securities of which the Trustee acquired ownership through becoming executor, administrator or testamentary trustee of an estate which included them, the provisions of the preceding sentence shall not apply, for a period of two years from the date of such acquisition, to the extent that such securities included in such estate do not exceed 25% of such voting securities or 25% of any such class of security. Promptly after the dates of any such default upon the Notes and annually in each succeeding year that the Notes remain in default, the Trustee shall make a check of its holdings of such securities in any of the above-mentioned capacities as of such dates. If the Issuer fails to make payment in full of principal of or interest on any of the Notes when and as the same becomes due and payable, and such failure continues for 30 days thereafter, the Trustee shall make a prompt check of its holdings of such securities in any of the above-mentioned capacities as of the date of the expiration of such 30-day period, and after such date, notwithstanding the foregoing provisions of this paragraph, all such securities so held by the Trustee, with sole or joint control over such securities vested in it, shall, but only so long as such failure shall continue, be considered as though beneficially owned by the Trustee for the purposes of clauses (vi), (vii) and (viii) of this subsection; or

          (x)  except under the circumstances described in subsections (1), (3),
     (4), (5) or (6) of Section 6.13(b), the Trustee shall be or become a creditor of the Issuer.

          The specification of percentages in clauses (v) to (ix), inclusive, of this subsection shall not be construed as indicating that the ownership of such percentages of the securities of a person is or is not necessary or sufficient to constitute direct or indirect control for the purposes of clauses (iii) or
(vii) of this subsection.

          For the purposes of clauses (vi), (vii), (viii) and (ix) of this subsection only,

          (i) the terms "security" and "securities" shall include only such securities as are generally known as corporate securities, but shall not include any note or other evidence of indebtedness issued to evidence an obligation to repay moneys lent to a person by one or more banks, trust companies or banking firms, or any certificate of interest or participation in any such note or evidence of indebtedness;

          (ii) an obligation shall be deemed to be "in default" when a default in payment of principal shall have continued for 30 days or more and shall not have been cured; and

          (iii)  the Trustee shall not be deemed to be the owner or holder of
     (x) any security which it holds as collateral security, as trustee or otherwise, for an obligation which is not in default as defined in clause
     (ii) above, or (y) any security which it holds as collateral security under this Indenture, irrespective of any default hereunder, or (z) any security which it holds as agent for collection, or as custodian, escrow agent or depositary, or in any similar representative capacity.

          Except as provided above, the word "security" or "securities", as used in this Section, shall mean any note, stock, treasury stock, bond, debenture, evidence of indebtedness, certificate of interest or participation in any profit-sharing agreement, collateral trust certificate, preorganization certificate or subscription, transferable share, investment contract, voting trust certificate, certificate of deposit for a security, fractional undivided interest in oil, gas or other mineral rights or, in general, any interest or instrument commonly known as a "security", or any certificate of interest or participation in, temporary or interim certificate for, receipt for, guarantee of, or warrant or right to subscribe to or purchase, any of the foregoing.

          (d)  For purposes of this Section:

          (i) the term "underwriter", when used with reference to the Issuer, shall mean every person who, within one year prior to the time as of which the determination is made, has purchased from the Issuer with a view to, or has offered or sold for the Issuer in connection with, the distribution of any security of the Issuer outstanding at such time, or has participated or has had a direct or indirect participation in any such undertaking, or has participated or has had a participation in the direct or indirect underwriting of any such undertaking, but such term shall not include a person whose interest was limited to a commission from an underwriter or dealer not in excess of the usual and customary distributors' or sellers' commission;

          (ii) the term "director" shall mean any director of a corporation or any individual performing similar functions with respect to any organization, whether incorporated or unincorporated;

          (iii) the term "person" shall mean an individual, a corporation, a partnership, an association, a joint-stock company, a trust, an unincorporated organization or a government or political subdivision thereof; as used in this clause, the term "trust" shall include only a trust where the interest or interests of the beneficiary or beneficiaries are evidenced by a security;

          (iv) the term "voting security" shall mean any security presently entitling the owner or holder thereof to vote in the direction or management of the affairs of a person, or any security issued under or pursuant to any trust, agreement or arrangement whereby a trustee or trustees or agent or agents for the owner or holder of such security are presently entitled to vote in the direction or management of the affairs of a person;

          (v)  the term "Issuer" shall mean any obligor upon the Notes; and

          (vi) the term "executive officer" shall mean the president, every vice president, every trust officer, the cashier, the secretary and the treasurer of a corporation, and any individual customarily performing similar functions with respect to any organization, whether incorporated or unincorporated, but shall not include the chairman of the board of directors.

          (e) The percentages of voting securities and other securities specified in this Section shall be calculated in accordance with the following provisions:

          (i) a specified percentage of the voting securities of the Trustee, the Issuer or any other person referred to in this Section (each of whom is referred to as a "person" in this subsection) means such amount of the outstanding voting securities of such person as entitles the holder or holders thereof to cast such specified percentage of the aggregate votes which the holders of all the outstanding voting securities of such person are entitled to cast in the direction or management of the affairs of such person;

          (ii) a specified percentage of a class of securities of a person means such percentage of the aggregate amount of securities of the class outstanding;

          (iii) the term "amount", when used in regard to securities, means the principal amount if relating to evidences of indebtedness, the number of shares if relating to capital shares and the number of units if relating to any other kind of security;

          (iv) the term "outstanding" means issued and not held by or for the account of the issuer; the following securities shall not be deemed outstanding within the meaning of this definition:

               (A) securities of an issuer held in a sinking fund relating to securities of the issuer of the same class;

               (B) securities of an issuer held in a sinking fund relating to another class of securities of the issuer, if the obligation evidenced by such other class of securities is not in default as to principal or interest or otherwise;

               (C) securities pledged by the issuer thereof as security for an obligation of the issuer not in default as to principal or interest or otherwise; and

               (D) securities held in escrow if placed in escrow by the issuer thereof;

     provided that any voting securities of an issuer shall be deemed
     --------
     outstanding if any person other than the issuer is entitled to exercise the voting rights thereof; and

          (v) a security shall be deemed to be of the same class as another security if both securities confer upon the holder or holders thereof substantially the same rights and privileges; provided that, in the case of
                                                   --------
     secured evidences of indebtedness, all of which are issued under a single indenture, differences in the interest rates or maturity dates of various series thereof shall not be deemed sufficient to constitute such series different classes and provided, further, that, in the case of unsecured
                           --------  -------
     evidences of indebtedness, differences in the interest rates or maturity dates thereof shall not be deemed sufficient to constitute them securities of different classes, whether or not they are issued under a single indenture.

          Section 6.9  Persons Eligible for Appointment as Trustee.  There shall
                       -------------------------------------------
at all times be a Trustee hereunder which shall be a corporation organized and doing business under the laws of the United States of America or of any State thereof or the District of Columbia having a combined capital and surplus of at least $5,000,000, and which is authorized under such laws to exercise corporate trust powers and is subject to supervision or examination by Federal, State or District of Columbia authority. If such corporation publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then, for the purposes of this Section, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. In case at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section, the Trustee shall resign immediately in the manner and with the effect specified in Section 6.10.

          Section 6.10  Resignation and Removal; Appointment of Successor
                        -------------------------------------------------
Trustee.  (a)  The Trustee, or any trustee or trustees hereafter appointed, may
- -------
at any time resign and be discharged of the trusts created by this Indenture by giving written notice of resignation to the Issuer and (i) if any Unregistered Notes are then Outstanding, by giving notice of such resignation to the Holders thereof by publication at least once in an Authorized Newspaper in the Borough of Manhattan, The City of New York, (ii) if any Unregistered Notes are then Outstanding, by mailing notice of such resignation to the Holders thereof who have filed their names and addresses with the Trustee pursuant to Section 4.4(c)(ii) at such addresses as were so furnished to the Trustee and (iii) by mailing notice of such resignation to the Holders of the then Outstanding Registered Notes at their addresses as they shall appear on the Note registry books. Upon receiving such notice of resignation, the Issuer shall promptly appoint a successor trustee or trustees with respect to the applicable series by written instrument, in duplicate, executed by authority of the Board of Directors, one copy of which instrument shall be delivered to the resigning Trustee and one copy to the successor trustee or trustees. If no successor trustee shall have been so appointed with respect to any series and shall have accepted appointment within 30 days after the mailing of such notice of resignation, the resigning trustee may petition any court of competent jurisdiction for the appointment of a successor trustee, or any Holder who has been a bona fide Holder of a Note or Notes of such series for at least six months may, subject to the provisions of Section 5.12, on behalf of such Holder and all others similarly situated, petition any such court for the appointment of a successor trustee. Such court may thereupon, after such notice, if any, as it may deem proper and prescribe, appoint a successor trustee.

          (b)  In case at any time any of the following shall occur:

          (i)  the Trustee shall fail to comply with the provisions of Section
     6.8 after written request therefor by the Issuer or by any Holder who has been a bona fide Holder of a Note or Notes of such series for at least six months; or

          (ii) the Trustee shall cease to be eligible in accordance with the provisions of Section 6.9 and shall fail to resign after written request therefor by the Issuer or by any Holder; or

          (iii) the Trustee shall become incapable of acting or shall be adjudged a bankrupt or insolvent, or a receiver or liquidator of the Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation;

then, in any such case, the Issuer may remove the Trustee with respect to the Notes of any or all series, as appropriate, and appoint a successor trustee for such series by written instrument, in duplicate, executed by order of the Board of Directors, one copy of which instrument shall be delivered to the Trustee so removed and one copy to the successor trustee or trustees, or, subject to the provisions of Section 5.12, any Holder who has been a bona fide Holder of a Note or Notes of such series for at least six months may, on behalf of such Holder and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor trustee. Such court may thereupon, after such notice, if any, as it may deem proper and prescribe, remove the Trustee and appoint a successor trustee.

          (c) The Holders of a majority in aggregate principal amount of the Notes at the time Outstanding may at any time remove the Trustee and appoint a successor trustee by delivering to the Trustee so removed, to the successor trustee so appointed and to the Issuer the evidence provided for in Section 7.1 of the action in that regard taken by the Holders.

          (d) Any resignation or removal of the Trustee and any appointment of a successor trustee pursuant to any of the provisions of this Section shall become effective upon acceptance of appointment by the successor trustee as provided in Section 6.11.

          (e) Except in the case of a default in the payment of the principal of or interest on any Note, or in the payment of any sinking or purchase fund installment, the Trustee shall not be required to resign as provided by Section
6.8 if the Trustee shall have sustained the burden of proving, on application to the Commission and after opportunity for hearing thereon, that:

          (i) the default under this Indenture may be cured or waived during a reasonable period and under the procedures described in such application; and

          (ii) a stay of the Trustee's duty to resign will not be inconsistent with the interests of the Noteholders.

          Section 6.11  Acceptance of Appointment by Successor Trustee.  Any
                        ----------------------------------------------
successor trustee appointed as provided in Section 6.10 shall execute, acknowledge and deliver to the Issuer and to its predecessor trustee an instrument accepting such appointment hereunder, and thereupon the resignation or removal of the predecessor trustee shall become effective and such successor trustee, without any further act, deed or conveyance, shall become vested with all rights, powers, trusts and duties of its predecessor hereunder, with like effect as if originally named as trustee hereunder; but, nevertheless, on the written request of the Issuer or of the successor Trustee, upon payment of its charges then unpaid, the trustee ceasing to act shall, subject to Section 10.4, pay over and transfer to the successor Trustee all moneys and property at the time held by it hereunder (including all right, title and interest in the Collateral Bonds) and shall execute, acknowledge and deliver an instrument transferring to such successor Trustee all such rights, powers, trusts and duties. Upon request of any such successor Trustee, the Issuer shall execute and acknowledge any and all instruments in writing for more fully and certainly vesting in and confirming to such successor Trustee all such money, property, rights, powers and trusts. Any Trustee ceasing to act shall, nevertheless, retain a prior claim upon all property or funds held or collected by such Trustee for the benefit of such applicable series to secure any amounts then due it pursuant to the provisions of Section 6.6.

          No successor Trustee shall accept appointment as provided in this Section unless at the time of such acceptance such successor trustee shall be qualified under the provisions of Section 6.8 and eligible under the provisions of Section 6.9.

          Upon acceptance of appointment by any successor Trustee as provided in this Section, the Issuer shall give notice thereof (a) if any Unregistered Notes are then Outstanding, to the

Holders thereof by publication of such notice at least once in an Authorized Newspaper in the Borough of Manhattan, The City of New York, (b) if any Unregistered Notes are then Outstanding, to the Holders thereof who have filed their names and addresses with the Trustee pursuant to Section 4.4(c)(ii) by mailing such notice to such Holders at such addresses as were so furnished to the Trustee (and the Trustee shall make such information available to the Issuer for such purpose) and (c) to the Holders of Registered Notes, by mailing such notice to such Holders at their addresses as they shall appear on the Note registry books. If the acceptance of appointment is substantially contemporaneous with the resignation, then the notice called for by the preceding sentence may be combined with the notice called for by Section 6.10. If the Issuer fails to give such notice within 10 days after acceptance of appointment by the successor trustee, the successor trustee shall cause such notice to be given at the expense of the Issuer.

          Section 6.12  Merger, Conversion, Consolidation or Succession to
                        --------------------------------------------------
Business of Trustee.  Any corporation into which the Trustee may be merged or
- -------------------
converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, provided that such
                                                          --------
corporation shall be qualified under the provisions of Section 6.8 and eligible under the provisions of Section 6.9, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding.

          In case at the time of such succession to the Trustee any of the Notes of any series shall have been authenticated but not delivered, any such successor Trustee may adopt the certificate of authentication of any predecessor Trustee and deliver the Notes so authenticated; and, in case at that time any of the Notes of any series shall not have been authenticated, any successor Trustee may authenticate such Notes either in the name of any predecessor hereunder or in the name of such successor Trustee; and in all such cases such certificate of authentication shall have the full force which it is anywhere in the Notes of such series or in this Indenture provided that the certificate of authentication of the Trustee shall have; provided that the right to adopt the certification of
                           --------
any predecessor Trustee or to authenticate Notes of any series in the name of any predecessor Trustee shall apply only to its successor or successors by merger, conversion or consolidation.

          Section 6.13  Preferential Collection of Claims Against the Issuer.
                        ----------------------------------------------------
(a) Subject to the provisions of this Section, if the Trustee shall be or shall become a creditor, directly or indirectly, secured or unsecured, of the Issuer within three months prior to a default, as defined in subsection (c) of this Section, or subsequent to such a default, then, unless and until such default shall be cured, the Trustee shall set apart and hold in a special account for the benefit of the Trustee individually, the Holders of the Notes and Coupons and the holders of other indenture securities (as defined in such subsection (c)):

          (1) an amount equal to any and all reductions in the amount due and owing upon any claim as such creditor in respect of principal or interest, effected after the beginning of such three months' period and valid as against the Issuer and its other creditors, except any such reduction resulting from the receipt or disposition of any property described in clause (2) of this subsection, or from the exercise of any right of set-off which the Trustee could have exercised if a petition in bankruptcy had been filed by or against the Issuer upon the date of such default; and

          (2) all property received by the Trustee in respect of any claim as such creditor, either as security therefor, or in satisfaction or composition thereof, or otherwise, after the beginning of such three months' period, or an amount equal to the proceeds of any such property if disposed of, subject, however, to the rights, if any, of the Issuer and its other creditors in such property or such proceeds.

          Nothing herein contained, however, shall affect the right of the
Trustee:

          (A) to retain for its own account (i) payments made on account of any such claim by any person (other than the Issuer) who is liable thereon,
     (ii) the proceeds of the bona fide sale of any such claim by the Trustee to a third person, and (iii) distributions made in cash, securities or other property in respect of claims filed against the Issuer in bankruptcy or receivership or in proceedings for reorganization pursuant to Title 11 of the United States Code or applicable state law;

          (B) to realize, for its own account, upon any property held by it as security for any such claim, if such property was so held prior to the beginning of such three months' period;

          (C) to realize, for its own account, but only to the extent of the claim hereinafter mentioned, upon any property held by it as security for any such claim, if such claim was created after the beginning of such three months' period and such property was received as security therefor simultaneously with the creation thereof, and if the Trustee shall sustain the burden of proving that at the time such property was so received the Trustee had no reasonable cause to believe that a default as defined in subsection (c) of this Section would occur within three months; or

          (D) to receive payment on any claim referred to in clause (B) or (C) of this subsection, against the release of any property held as security for such claim as provided in such clause (B) or (C), as the case may be, to the extent of the fair value of such property.

          For the purposes of clauses (B), (C) and (D), property substituted after the beginning of such three months period for property held as security at the time of such substitution shall, to the extent of the fair value of the property released, have the same status as the property released, and, to the extent that any claim referred to in any of such clauses is created in renewal of or in substitution for or for the purpose of repaying or refunding any pre-existing claim of the Trustee as such creditor, such claim shall have the same status as such pre-existing claim.

          If the Trustee shall be required to account, the funds and property held in such special account and the proceeds thereof shall be apportioned among the Trustee, the Holders and the holders of other indenture securities in such manner that the Trustee, the Holders and the holders of other indenture securities realize, as a result of payments from such special account and payments of dividends on claims filed against the Issuer in bankruptcy or receivership or in proceedings for reorganization pursuant to Title 11 of the United States Code or applicable State law, the same percentage of their respective claims, figured before crediting to the claim of the Trustee anything on account of the receipt by it from the Issuer of the funds and property in such special account and before crediting to the respective claims of the Trustee, the Holders and the holders of other indenture securities dividends on claims filed against the Issuer in bankruptcy or receivership or in proceedings for reorganization pursuant to Title 11 of the United States Code or applicable State law, but after crediting thereon receipts on account of the indebtedness represented by their respective claims from all sources other than from such dividends and from the funds and property so held in such special account. As used in this paragraph with respect to any claim, the term "dividends" shall include any distribution with respect to such claim, in bankruptcy or receivership or in proceedings for reorganization pursuant to Title 11 of the United States Code or applicable State law, whether such distribution is made in cash, securities or other property, but shall not include any such distribution with respect to the secured portion, if any, of such claim. The court in which such bankruptcy, receivership or proceeding for reorganization is pending shall have jurisdiction (i) to apportion among the Trustee, the Holders and the holders of other indenture securities, in accordance with the provisions of this paragraph, the funds and property held in such special account and the proceeds thereof, or (ii) in lieu of such apportionment, in whole or in part, to give to the provisions of this paragraph due consideration in determining the fairness of the distributions to be made to the Trustee, the Holders and the holders of other indenture securities with respect to their respective claims, in which event it shall not be necessary to liquidate or to appraise the value of any securities or other property held in such special account or as security for any such claim, or to make a specific allocation of such distributions as between the secured and unsecured portions of such claims, or otherwise to apply the provisions of this paragraph as a mathematical formula.

          Any Trustee who has resigned or been removed after the beginning of such three-months' period shall be subject to the provisions of this subsection as though such resignation or removal had not occurred. If any Trustee has resigned or been removed prior to the beginning of such three-months' period, it shall be subject to the provisions of this subsection if and only if the following conditions exist:

          (i) the receipt of property or reduction of claim which would have given rise to the obligation to account, if such Trustee had continued as trustee, occurred after the beginning of such three-months' period; and

          (ii) such receipt of property or reduction of claim occurred within three months after such resignation or removal.

          (b) There shall be excluded from the operation of this Section a creditor relationship arising from:

          (1) ownership or acquisition of securities issued under any indenture or any security or securities having a maturity of one year or more at the time of acquisition by the Trustee;

          (2) advances authorized by a receivership or bankruptcy court of competent jurisdiction or by this Indenture for the purpose of preserving any property which shall at anytime be subject to the lien of this Indenture or of discharging tax liens or other prior liens or encumbrances thereon, if notice of such advance and of the circumstances surrounding the making thereof is given to the Noteholders at the time and in the manner provided in this Indenture;

          (3) disbursements made in the ordinary course of business in the capacity of trustee under an indenture, transfer agent, registrar, custodian, paying agent, fiscal agent or depositary, or other similar capacity;

          (4) an indebtedness created as a result of services rendered or premises rented or an indebtedness created as a result of goods or securities sold in a cash transaction as defined in subsection (c)(3) of this Section;

          (5) the ownership of stock or of other securities of a corporation organized under the provisions of Section 25(a) of the Federal Reserve Act, as amended, which is directly or indirectly a creditor of the Issuer; or

          (6) the acquisition, ownership, acceptance or negotiation of any drafts, bills of exchange, acceptances or obligations which fall within the classification of self-liquidating paper as defined in subsection (c)(4) of this Section.

          (c)  As used in this Section:

          (1) the term "default" shall mean any failure to make payment in full of the principal of or interest upon any of the Notes or upon the other indenture securities when and as such principal or interest becomes due and payable;

          (2) the term "other indenture securities" shall mean securities upon which the Issuer is an obligor (as defined in the Trust Indenture Act of 1939) outstanding under any other indenture (i) under which the Trustee is also trustee, (ii) which contains provisions substantially similar to the provisions of subsection (a) of this Section and (iii) under which a default exists at the time of the apportionment of the funds and property held in said special account;

          (3) the term "cash transaction" shall mean any transaction in which full payment for goods or securities sold is made within seven days after delivery of the goods or securities in currency or in checks or other orders drawn upon banks or bankers and payable upon demand;

          (4) the term "self-liquidating paper" shall mean any draft, bill of exchange, acceptance or obligation which is made, drawn, negotiated or incurred by the Issuer for the purpose of financing the purchase, processing, manufacture, shipment, storage or sale of goods, wares or merchandise and which is secured by documents evidencing title to, possession of, or a lien upon, the goods, wares or merchandise or the receivables or proceeds arising from the sale of the goods, wares or merchandise previously constituting the security, provided the security is received by the Trustee simultaneously with the creation of the creditor relationship with the Issuer arising from the making, drawing, negotiating or incurring of the draft, bill of exchange, acceptance or obligation; and

          (5)  the term "Issuer" shall mean any obligor upon the Notes.

          Section 6.14  Appointment of Authenticating Agent.  As long as any
                        -----------------------------------
Notes of a series remain Outstanding, the Trustee may, by an instrument in writing, appoint with the approval of the Issuer an authenticating agent (the "Authenticating Agent") which shall be authorized to act on behalf of, but subject to the direction of, the Trustee to authenticate Notes of such series, including Notes issued upon exchange, registration of transfer, partial redemption or pursuant to Section 2.9. Notes of such series so authenticated shall be entitled to the benefits of this Indenture and shall be valid and obligatory for all purposes as if authenticated by the Trustee. Whenever reference is made in this Indenture to the authentication and delivery of Notes of any series by the Trustee or to the Trustee's certificate of authentication, such reference shall be deemed to include authentication and delivery on behalf of the Trustee by an Authenticating Agent for such series and a certificate of authentication executed on behalf of the Trustee by such Authenticating Agent. Such Authenticating Agent shall at all times be a corporation organized and doing business under the laws of the United States of America or of any State thereof or of the District of Columbia authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least $5,000,000 (determined as provided in Section 6.9 with respect to the Trustee) and subject to supervision or examination by Federal or State authority.

          Any corporation into which any Authenticating Agent may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which any Authenticating Agent shall be a party, or any corporation succeeding to the corporate agency or corporate trust business of any Authenticating Agent, shall be the successor to such Authenticating Agent with respect to all series of Notes for which it served as Authenticating Agent without the execution or filing of any paper or any further act on the part of the Trustee or such Authenticating Agent.

          Any Authenticating Agent may at any time, and if it shall cease to be eligible hereunder shall, resign by giving written notice of resignation to the Trustee and to the Issuer. The Trustee may at any time terminate the agency of any Authenticating Agent by giving written notice thereof to such Authenticating Agent and the Issuer. Upon receiving such a notice of resignation or upon such a termination, or in case at any time any Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, the Trustee shall upon receipt of an Issuer Order appoint a successor Authenticating Agent and shall provide notice of such appointment to all Holders of Notes affected thereby in the manner and to the extent provided in Section 6.11 with respect to the appointment of a successor trustee. Any successor Authenticating Agent upon acceptance of its appointment hereunder shall become vested with all rights, powers and duties of its predecessor hereunder, with like effect as if originally named as an Authenticating Agent. The Authenticating Agent for the Notes of any series shall have no responsibility or liability for any action taken by it as such at the direction of the Trustee.

          Sections 6.2, 6.3, 6.4, 6.6 and 7.3 shall be applicable to any Authenticating Agent.


                                 ARTICLE SEVEN

                           CONCERNING THE NOTEHOLDERS
                           --------------------------

          Section 7.1  Evidence of Action Taken by Noteholders.  Any request,
                       ---------------------------------------
demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by a specified percentage in aggregate principal amount of the Holders of one or more series of Notes may be evidenced (i) by one or more instruments of substantially similar tenor signed by such specified percentage of Holders in person or by agent or proxy duly appointed in writing; and, except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Trustee; (ii) by the record of such specified percentage of Holders voting in favor thereof at any meeting of such Holders duly called and held by the Trustee; and (iii) by a combination of such instrument or instruments and any such record of a meeting.

          Section 7.2  Proof of Execution of Instruments and of Holding of
                       ---------------------------------------------------
Notes.  Subject to Sections 6.1 and 6.2, the execution of any instrument by a
- -----
Holder or his agent or proxy and proof of the holding by any Person of any of the Notes of any series shall be sufficient if made in the following manner:

          (a) The fact and date of the execution by any such Person of any instrument may be proved by the certificate of any notary public or other officer of any jurisdiction authorized to take acknowledgments of deeds or administer oaths that the Person executing such instrument acknowledged to him the execution thereof, or by an affidavit of a witness to such execution sworn to before any such notary or other such officer. Where such execution is by or on behalf of any legal entity other than an individual, such certificate or affidavit shall also constitute sufficient proof of the authority of the Person executing the same. The ownership of an Unregistered Note of any series, or of any Coupon attached thereto at its issuance, and the identifying number of such Note and the date of such ownership, may be proved by the production of such Note or Coupon or by a certificate executed by any trust company, bank, banker or recognized securities dealer, wherever situated, if such certificate shall be deemed by the Trustee to be satisfactory. Each such certificate shall be dated and shall state that on the date thereof a Note of such series bearing a specified identifying number was deposited with or exhibited to such trust company, bank, banker or recognized securities dealer by the person named in such certificate. Any such certificate may be issued in respect of one or more Unregistered Notes of one or more series specified therein. The ownership by the Person named in any such certificate of any Unregistered Note specified therein shall be presumed to continue unless at the time of any determination of such ownership and holding (1) another certificate bearing a later date issued in respect of such Note shall be produced, (2) such Note shall be produced by some other Person or (3) such Note shall have ceased to be Outstanding. Subject to Sections 6.1 and 6.2, the fact and date of the execution of any such instrument and the ownership, amount and numbers of any Unregistered Notes may also be proven in accordance with such reasonable rules and regulations as may be prescribed by the Trustee for any series or in any other manner which the Trustee may deem sufficient.

          (b) In the case of Registered Notes, the ownership of such Notes shall be proved by the Note Register or by a certificate of the Note Registrar.

          Section 7.3  Holders to Be Treated as Owners.  The Issuer, the Trustee
                       -------------------------------
and any agent of the Issuer or the Trustee may deem and treat the Person in whose name any Note of any series shall be registered upon the Note Register for such series as the absolute owner of such Note (whether or not such Note shall be overdue and notwithstanding any notation of ownership or other writing thereon) for the purpose of receiving payment of or on account of the principal of and, subject to the provisions of this Indenture, interest on such Note and for all other purposes; and none of the Issuer, the Trustee and any agent of the Issuer or the Trustee shall be affected by any notice to the contrary. The Issuer, the Trustee and any agent of the Issuer or the Trustee may treat the Holder of any Unregistered Note and the Holder of any Coupon as the absolute owner of such Unregistered Note or Coupon (whether or not such Unregistered Note or Coupon shall be overdue) for the purpose of receiving payment thereof or on account thereof and for all other purposes; and none of the Issuer, the Trustee and any agent of the Issuer or the Trustee shall be affected by any notice to the contrary. All such payments so made to any such Person, or upon his order, shall be valid, and, to the extent of the sum or sums so paid, effectual to satisfy and discharge the liability for moneys payable upon any such Note or Coupon.

          Section 7.4  Notes Owned by Issuer Deemed Not Outstanding.  In
                       --------------------------------------------
determining whether the Holders of the requisite aggregate principal amount of Outstanding Notes of one or more series have concurred in any direction, consent or waiver under this Indenture, Notes which are owned by the Issuer or any other obligor on the Notes with respect to which such determination is being made or by any Person directly or indirectly controlling or controlled by or under direct or indirect common control with the Issuer or any other obligor on the Notes with respect to which such determination is being made shall be disregarded and deemed not to be Outstanding for the purposes of any such determination, except that for the purpose of determining whether the Trustee shall be protected in relying on any such direction, consent or waiver, only Notes which the Trustee knows are so owned shall be so disregarded. Notes so owned which have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Trustee the pledgee's right so to act with respect to such Notes and that the pledgee is not the Issuer or any other obligor upon such Notes or any Person directly or indirectly controlling or controlled by or under direct or indirect common control with the Issuer or any other obligor on such Notes. In case of a dispute as to such right, the advice of counsel shall be full protection in respect of any decision made by the Trustee in accordance with such advice. Upon request of the Trustee, the Issuer shall furnish to the Trustee promptly an Officers' Certificate listing and identifying all Notes, if any, known by the Issuer to be owned or held by or for the account of any of the above described Persons; and, subject to Sections 6.1 and 6.2, the Trustee shall be entitled to accept such Officers' Certificate as conclusive evidence of the facts therein set forth and of the fact that all Notes not listed therein are Outstanding for the purposes of any such determination.

          Section 7.5  Right of Revocation of Action Taken.  At any time prior
                       -----------------------------------
to (but not after) the evidencing to the Trustee, as provided in Section 7.1, of the taking of any action by the Holders of the requisite percentage in aggregate principal amount of the Notes of one or more series, as the case may be, specified in this Indenture in connection with such action, any Holder of a Note the serial number of which is shown by the evidence to be included among the serial numbers of the Notes the Holders of which have consented to such action may, by filing written notice at the Corporate Trust Office and upon proof of ownership as provided in Section 7.2, revoke such action so far as concerns such Note. Except as aforesaid, any such action taken by the Holder of any Note of any series shall be conclusive and binding upon such Holder and upon all future Holders and owners of such Note and of any Notes of such series issued in exchange or substitution therefor or on registration of transfer thereof, irrespective of whether or not any notation in regard thereto is made upon any such Note. Any action taken by the Holders of the requisite percentage in aggregate principal amount of the Notes of one or more series, as the case may be, specified in this Indenture in connection with such action shall be conclusively binding upon the Issuer, the Trustee and the Holders of all the Notes of such series.


                                 ARTICLE EIGHT

                            SUPPLEMENTAL INDENTURES
                            -----------------------

          Section 8.1  Supplemental Indentures Without Consent of Noteholders.
                       ------------------------------------------------------
The Issuer, when authorized by a resolution of the Board of Directors (which resolution may provide general terms or parameters for such action and may provide that the specific terms of such action may be determined in accordance with or pursuant to an Issuer Order), and the Trustee may, from time to time and at any time, enter into an indenture or indentures supplemental hereto (which shall conform to the provisions of the Trust Indenture Act of 1939, as amended and in force at the date of the execution thereof) for one or more of the following purposes:

          (a) to convey, transfer, assign, mortgage or pledge to the Trustee as security for the Notes of one or more series any property or assets;

          (b) to evidence the succession of another corporation to the Issuer, or successive successions, and the assumption by the successor corporation of the covenants, agreements and obligations of the Issuer pursuant to Article Nine;

          (c) to add to the covenants of the Issuer such further covenants, restrictions, conditions or provisions as the Issuer and the Trustee shall consider to be for the protection of the Holders of Notes of any series or Coupons appertaining thereto, and to make the occurrence, or the occurrence and continuance, of a default in complying with any such additional covenant, restriction, condition or provision an Event of Default permitting the enforcement of all or any of the several remedies provided in this Indenture as herein set forth; in respect of any such additional covenant, restriction, condition or provision, such supplemental indenture may provide for a particular period of grace after default (which period may be shorter or longer than that allowed in the case of other defaults) or may provide for an immediate enforcement upon such an Event of Default or may limit the remedies available to the Trustee upon such an Event of Default or may limit the right of the Holders of a majority in aggregate principal amount of the Notes of such series to waive such an Event of Default;

          (d) to cure any ambiguity or to correct or supplement any provision contained herein or in any supplemental indenture which may be defective or inconsistent with any other provision contained herein or in any supplemental indenture, or to make such other provisions as the Issuer may deem necessary or desirable, provided that no such action shall adversely
                                  --------
     affect the interests of the Holders of the Notes of any series or the Coupons appertaining thereto;

          (e) to establish the form and terms of the Notes of any series or of the Coupons appertaining to such Notes, as permitted by Sections 2.1 and 2.3; and

          (f) to evidence and provide for the acceptance of appointment hereunder by a successor Trustee with respect to the Notes and to add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one trustee, all as provided in Section 6.11.

          The Trustee is hereby authorized to join with the Issuer in the execution of any such supplemental indenture, to make any further appropriate agreements and stipulations which may be therein contained and to accept the conveyance, transfer, assignment, mortgage or pledge of any property or assets thereunder, but the Trustee shall not be obligated to enter into any such supplemental indenture which affects the Trustee's own rights, duties or immunities under this Indenture or otherwise.

          Any supplemental indenture authorized by the provisions of this Section may be executed without the consent of the Holders of any of the Notes at the time Outstanding, notwithstanding any of the provisions of Section 8.2.

          Section 8.2  Supplemental Indentures With Consent of Noteholders.
                       ---------------------------------------------------
With the consent (evidenced as provided in Article Seven) of the Holders of not less than a majority in aggregate principal amount of the Notes of all series at the time Outstanding affected by such supplemental indenture (voting as one class), the Issuer, when authorized by a resolution of the Board of Directors (which resolution may provide general terms or parameters for such action and may provide that the specific terms of such action may be determined in accordance with or pursuant to an Issuer Order), and the Trustee may, from time to time and at any time, enter into an indenture or indentures supplemental hereto (which shall conform to the provisions of the Trust Indenture Act of 1939 as in force at the date of execution thereof) for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture or of any supplemental indenture or of modifying in any manner the rights of the Holders of the Notes of each such series or of the Coupons appertaining to such Notes; provided that no such supplemental indenture shall
(a) extend the time of payment of the principal, or any installment of the principal, of any Note or reduce the principal amount thereof, or reduce the rate or extend the time of payment of interest thereon, or reduce any amount payable on the redemption thereof, or make the principal thereof or the interest thereon payable in any coin or currency other than that provided in such Note and the Coupons, if any, appertaining thereto or in accordance with the terms thereof, or reduce the amount of the principal of an Original Issue Discount Note that would be due and payable upon an acceleration of the maturity thereof pursuant to Section 5.1 or the amount thereof provable in bankruptcy, pursuant to Section 5.2, or impair or affect the right to institute suit for the payment thereof when due, or impair the security interest hereunder in the Collateral Bonds, or, if such Note shall so provide, any right of repayment at the option of the Holder, in each case without the consent of the Holder of each Note so affected, or (b) reduce the percentage in principal amount of the Outstanding Notes of the affected series, the consent of whose Holders is required for any such supplemental indenture or for any waiver provided for in this Indenture, without the consent of the Holders of each Note so affected.

          A supplemental indenture which changes or eliminates any covenant or other provision of this Indenture which has expressly been included solely for the benefit of one or more series of Notes, or which modifies the rights of the Holders of Notes of such series or of the Coupons appertaining to such Notes with respect to such covenant or provision, shall be deemed not to affect the rights under this Indenture of the Holders of Notes of any other series or of the Coupons pertaining to such Notes.

          Upon the request of the Issuer, accompanied by a Board Resolution complying with the first paragraph of this Section and evidence of the consent of the Holders of the Notes as aforesaid and such other documents, if any, as may be required by Section 7.1, the Trustee shall join with the Issuer in the execution of such supplemental indenture unless such supplemental indenture affects the Trustee's own rights, duties or immunities under this Indenture or otherwise, in which case the Trustee may in its discretion, but shall not be obligated to, enter into such supplemental indenture.

          It shall not be necessary for the consent of the Holders under this Section to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such consent shall approve the substance thereof.

          Promptly after the execution by the Issuer and the Trustee of any supplemental indenture pursuant to the provisions of this Section, the Trustee shall give notice thereof (i) to the Holders of then Outstanding Registered Notes of each series affected thereby, by mailing a notice thereof by first-class mail to such Holders at their addresses as they shall appear on the Note Register, (ii) if any Unregistered Notes of a series affected thereby are then Outstanding, to the Holders thereof who have filed their names and addresses with the Trustee pursuant to Section 4.4(c)(ii), by mailing a notice thereof by first-class mail to such Holders at such addresses as were so furnished to the Trustee and (iii) if any Unregistered Notes of a series affected thereby are then Outstanding, to all Holders thereof, by publication of a notice thereof at least once in an Authorized Newspaper in the Borough of Manhattan, The City of New York, and in each case such notice shall set forth in general terms the substance of such supplemental indenture. Any failure of the Issuer to give such notice, or any defect therein, shall not, however, in any way impair or affect the validity of any such supplemental indenture.

          Section 8.3  Effect of Supplemental Indenture.  Upon the execution of
                       --------------------------------
any supplemental indenture pursuant to the provisions hereof, this Indenture shall be and be deemed to be modified and amended in accordance therewith and the respective rights, limitations of rights, obligations, duties and immunities under this Indenture of the Trustee, the Issuer and the Holders of Notes of each series affected thereby shall thereafter be determined, exercised and enforced hereunder subject in all respects to such modifications and amendments, and all the terms and conditions of any such supplemental indenture shall be and be deemed to be part of the terms and conditions of this Indenture for any and all purposes.

          Section 8.4  Documents to Be Given to Trustee.  The Trustee, subject
                       --------------------------------
to the provisions of Sections 6.1 and 6.2, may receive an Officers' Certificate and an Opinion of Counsel as conclusive evidence that any supplemental indenture executed pursuant to this Article complies with the applicable provisions of this Indenture.

          Section 8.5  Notation on Notes in Respect of Supplemental Indentures.
                       -------------------------------------------------------
Notes of any series authenticated and delivered after the execution of any supplemental indenture pursuant to the provisions of this Article may bear a notation in form approved by the Trustee as to any matter provided for by such supplemental indenture. If the Issuer or the Trustee shall so determine, new Notes of any series so modified as to conform, in the opinion of the Trustee and the Board of Directors, to any modification of this Indenture contained in any such supplemental indenture may be prepared by the Issuer, authenticated by the Trustee and delivered in exchange for the Notes of such series then Outstanding.


                                 ARTICLE NINE

                   CONSOLIDATION, MERGER, SALE OR CONVEYANCE
                   -----------------------------------------

          Section 9.1  Covenant of Issuer Not to Merge, Consolidate, Sell or
                       -----------------------------------------------------
Convey Property Except Under Certain Conditions.  Nothing contained in this
- -----------------------------------------------
Indenture or in any of the Notes shall prevent any consolidation of the Issuer with, or merger of the Issuer into, any other corporation or corporations (whether or not affiliated with the Issuer), or successive consolidations or mergers to which the Issuer or its successor or successors shall be a party or parties, or shall prevent any sale, lease or conveyance of the property of the Issuer as an entirety or substantially as an entirety; provided, that, and the
                                                       --------
Issuer hereby covenants and agrees, upon any such consolidation, merger, sale, lease or conveyance, the due and punctual payment of the principal of and interest on all the Notes, according to their tenor, and the due and punctual performance and observance of all of the covenants and conditions of this Indenture to be performed or observed by the Issuer, shall be expressly assumed, by supplemental indenture satisfactory in form to the Trustee, executed and delivered to the Trustee by the corporation formed by such consolidation, or into which the Issuer shall have been merged, or which shall have acquired such property; provided, further, that the corporation formed by such consolidation
          --------  -------
or into which the Issuer merged or the Person which acquired by conveyance or sale, or which leases, the properties and assets of the Issuer as an entirety or substantially as an entirety shall be a corporation organized and existing under the laws of the United States of America, any State thereof or the District of Columbia and such corporation and the Issuer shall have complied in all respects with Article XIII of the First Mortgage; and provided, further,
                                                             --------  -------
that immediately after giving effect to such transaction, no (i) Event of Default, and no event which, after notice or lapse of time or both, would become an Event of Default, shall have happened and be continuing or (ii) "Event of Default", as such term is defined in Article IX of the First Mortgage, and no event which, after notice or lapse of time or both, would become such an Event of Default, shall have happened and be continuing.

          Section 9.2  Successor Corporation Substituted for Issuer.  In case of
                       --------------------------------------------
any consolidation, merger, sale, lease or conveyance referred to in, and in accordance with, Section 9.1, and following such an assumption by the successor corporation, such successor corporation shall succeed to and be substituted for the Issuer, with the same effect as if it had been named herein as Issuer.

          Such successor corporation may cause to be signed, and may issue either in its own name or in the name of the Issuer prior to such succession, any or all of the Notes issuable hereunder which theretofore shall not have been signed by the Issuer and delivered to the Trustee; and, upon the order of such successor corporation, instead of the Issuer, and subject to all the terms, conditions and limitations in this Indenture prescribed, the Trustee shall authenticate and shall deliver any Notes which previously shall have been signed and delivered by the officers of the Issuer to the Trustee for authentication, and any Notes which such successor corporation thereafter shall cause to be signed and delivered to the Trustee for that purpose. All of the Notes so issued shall in all respects have the same legal rank and benefit under this Indenture as the Notes theretofore or thereafter issued in accordance with the terms of this indenture as though all of such Notes had been issued at the date of the execution hereof.

          In case of any such consolidation, merger, sale, lease or conveyance such changes in phraseology and form (but not in substance) may be made in the Notes thereafter to be issued as may be appropriate.

          In the event of any such sale or conveyance (other than a conveyance by way of lease), the Issuer or any successor corporation which shall theretofore have become such in the manner described in this Article shall be discharged from all obligations and covenants under this Indenture and the Notes and may be liquidated and dissolved.

          Section 9.3  Opinion of Counsel Delivered to Trustee.  The Trustee,
                       ---------------------------------------
subject to the provisions of Sections 6.1 and 6.2, may receive an Opinion of Counsel as conclusive evidence that any such consolidation, merger, sale, lease or conveyance, and any such assumption, and any such liquidation or dissolution, complies with the applicable provisions of this Indenture.


                                  ARTICLE TEN

                   SATISFACTION AND DISCHARGE OF INDENTURE;
                               UNCLAIMED MONEYS
                  ------------------------------------------

          Section 10.1  Satisfaction and Discharge of Indenture.  (A)  If at any
                        ---------------------------------------
time (a) the Issuer shall have paid or caused to be paid the principal of and interest on all the Notes of each series theretofore authenticated, including all Coupons appertaining thereto (other than Notes and Coupons appertaining thereto which have been destroyed, lost or stolen and which have been replaced or paid as provided in Section 2.9), in accordance with the terms of this Indenture and such Notes or (b) as to Notes and Coupons not so paid, the Issuer shall have delivered to the Trustee for cancellation all Notes of each series theretofore authenticated and all Coupons appertaining thereto (other than any Notes and Coupons appertaining thereto which shall have been destroyed, lost or stolen and which shall have been replaced or paid as provided in Section 2.9) or
(c) as to Notes and Coupons not so paid or delivered for cancellation, in the case of any series of Notes as to which the exact amount of principal of and interest due can be determined at the time of making the deposit referred to in clause (ii) below, (i) all the Notes of such series and all Coupons appertaining thereto shall have become due and payable, or are by their terms to become due and payable within one year or are to be called for redemption within one year under arrangements satisfactory to the Trustee for the giving of notice of redemption, and (ii) the Issuer shall have irrevocably deposited or caused to be deposited with the Trustee as trust funds the entire amount in cash (other than moneys repaid by the Trustee or any paying agent to the Issuer in accordance with Section 10.4) or Government Obligations, maturing as to principal and interest at such times and in such amounts as will insure the availability of cash, or a combination thereof, sufficient in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, to pay (A) the principal and interest on all Notes of such series and Coupons appertaining thereto on each date that such principal or interest is due and payable and (B) any mandatory sinking fund or analogous payments on the dates on which such payments are due and payable in accordance with the terms of this Indenture and the Notes of such series; and if, in any such case, the Issuer shall also pay or cause to be paid all other sums payable hereunder by the Issuer then this Indenture shall cease to be of further effect (except as to (i) rights of registration of transfer and exchange of Notes and of Coupons appertaining thereto and the Issuer's right of optional redemption, if any,

(ii) substitution of mutilated, defaced, destroyed, lost or stolen Notes or Coupons, (iii) the rights of Holders of Notes and Coupons appertaining thereto to receive payments of principal thereof and interest thereon, upon the original stated due dates therefor (but not upon acceleration), and remaining rights of such Holders to receive mandatory sinking fund or analogous payments, if any,
(iv) the rights, obligations, duties and immunities of the Trustee hereunder,
(v) the rights of Holders of Notes and Coupons appertaining thereto as beneficiaries hereof with respect to the property so deposited with the Trustee and payable to all or any of them and (vi) the obligations of the Issuer under
Section 3.2) and the Trustee, on demand of the Issuer accompanied by an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent herein provided for relating to the satisfaction and discharge of this Indenture have been complied with, and at the cost and expense of the Issuer, shall execute proper instruments acknowledging such satisfaction and discharge of this Indenture and the Trustee shall at the request of the Company return to the Company all Collateral Bonds; provided that the rights of Holders of the Notes and Coupons to receive amounts in respect of principal of and interest on the Notes and Coupons held by them shall not be delayed longer than required by then applicable mandatory rules or policies of any national securities exchange upon which the Notes are listed. The Issuer agrees to reimburse the Trustee for any costs or expenses thereafter reasonably and properly incurred and to compensate the Trustee for any services thereafter reasonably and properly rendered by the Trustee in connection with this Indenture or the Notes.

          (B) The following provisions shall apply to the Notes of each series unless specifically otherwise provided in the Board Resolution, Officers' Certificate or supplemental indenture relating thereto provided pursuant to
Section 2.3. In addition to discharge of this Indenture pursuant to the next preceding paragraph (A), in the case of any series of Notes as to which the exact amount of principal of and interest due can be determined at the time of making the deposit referred to in subparagraph (a) below, the Issuer shall be deemed to have paid and discharged the entire indebtedness on all the Notes of such series and the Coupons appertaining thereto on the 91st day after the date of such deposit, and the provisions of this Indenture with respect to the Notes of such series and Coupons appertaining thereto shall no longer be in effect (except as to (i) rights of registration of transfer and exchange of Notes of such series and of Coupons appertaining thereto and the Issuer's right of optional redemption, if any, (ii) substitution of mutilated, defaced, destroyed, lost or stolen Notes or Coupons, (iii) the rights of Holders of Notes of such series and Coupons appertaining thereto to receive payments of principal thereof and interest thereon, upon the original stated due dates therefor (but not upon acceleration), and remaining rights of such Holders to receive mandatory sinking fund or analogous payments, if any, solely from the trust fund referred to in subparagraph (a) below, (iv) the rights, obligations, duties and immunities of the Trustee hereunder, (v) the rights of Holders of Notes of such series and Coupons appertaining thereto as beneficiaries hereof with respect to the property so deposited with the Trustee and payable to all or any of them and (vi) the obligations of the Issuer under Section 3.2), and the Trustee, at the cost and expense of the Issuer, shall, at the Issuer's request, execute proper instruments acknowledging the same, if:

          (a) the Issuer shall have irrevocably deposited or caused to be irrevocably deposited with the Trustee as a trust fund specifically pledged as security for, and dedicated solely to, the benefit of the Holders of the Notes of such series and Coupons appertaining thereto (i) cash in an amount, or (ii) Government Obligations, maturing as to principal and interest at such times and in such amounts as will insure the availability of cash, or (iii) a combination thereof, sufficient in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, to pay (A) the principal and interest on all Notes of such series and Coupons appertaining thereto on each date that such principal or interest is due and payable and
     (B) any mandatory sinking fund or analogous payments on the dates on which such payments are due and payable in accordance with the terms of this Indenture and the Notes of such series;

          (b) no Event of Default or event which, with notice or lapse of time or both, would become an Event of Default with respect to the Notes of such series shall have occurred and be continuing on the date of such deposit or, insofar as clauses (f) and (g) of Section 5.1 are concerned, at any time during the period ending on the 91st day after the date of such deposit (it being understood that this condition shall not be deemed satisfied until the expiration of such period);

          (c) such deposit shall not result in a breach or violation of, or constitute a default under, this Indenture or any other agreement or instrument to which the Issuer is a party or by which it is bound;

          (d) such deposit shall not cause any Notes of such series then listed on any national securities exchange registered under the Securities Exchange Act of 1934, as amended, to be delisted;

          (e) the Issuer shall have delivered to the Trustee an Opinion of Counsel to the effect that (i) if such deposits shall include Government Obligations in respect of any government other than the United States of America, such deposit shall not result in the Issuer, the Trustee or such trust constituting an "investment company" under the Investment Company Act of 1940, as amended, and (ii) (x) the Issuer has received from, or there has been published by, the Internal Revenue Service a ruling or (y) since the date of this Indenture, there has been a change in the applicable Federal income tax law, in either case to the effect that, and such opinion shall confirm that, the Holders of the Notes of such series then Outstanding and Coupons appertaining thereto will not recognize income, gain or loss for Federal income tax purposes as a result of such deposit, defeasance and discharge and will be subject to Federal income tax on the same amounts, in the same manner and at the same times as would have been the case if such deposit, defeasance and discharge had not occurred; and

          (f) the Issuer shall have delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent herein provided for relating to the defeasance contemplated by this paragraph have been complied with.

          (C) The Issuer shall be released from its obligations under Article Nine with respect to the Notes of a particular series and any Coupons appertaining thereto Outstanding on and after the date the conditions set forth below are satisfied (hereinafter, "covenant defeasance"). Covenant defeasance means that, with respect to the Outstanding Notes of such series, the Issuer may omit to comply with and shall have no liability in respect of any term, condition or limitation set forth in Article Nine, whether directly or indirectly by reason of any reference elsewhere herein to such Article by reason of any reference in such Article to any other provision herein or by reason of any reference to such Article in any other document, and such omission to comply shall not constitute an Event of Default under Section 5.1 with respect to the Outstanding Notes of such series, but the remainder of this Indenture and other Outstanding Notes and Coupons shall be unaffected thereby. The following shall be the conditions to application of this paragraph (C):

          (a) the Issuer shall have irrevocably deposited or caused to be irrevocably deposited with the Trustee as a trust fund specifically pledged as security for, and dedicated solely to, the benefit of the Holders of the Notes of such series and Coupons appertaining thereto, (i) cash in an amount, or (ii) Government

     Obligations, maturing as to principal and interest at such times and in such amounts as will insure the availability of cash, or (iii) a combination thereof, sufficient in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, to pay (A) the principal and interest on all Notes of such series and Coupons appertaining thereto on each date that such principal or interest is due and payable and (B) any mandatory sinking fund or analogous payments on the dates on which such payments are due and payable in accordance with the terms of this Indenture and the Notes of such series;

          (b) no Event of Default or event which, with notice or lapse of time or both, would become an Event of Default with respect to the Notes of such series shall have occurred and be continuing on the date of such deposit or, insofar as clauses (f) and (g) of Section 5.1 are concerned, at any time during the period ending on the 91st day after the date of such deposit (it being understood that this condition shall not be deemed satisfied until the expiration of such period);

          (c) such covenant defeasance shall not result in a breach or violation of, or constitute a default under, this Indenture or any other agreement or instrument to which the Issuer is a party or by which it is bound;

          (d) such covenant defeasance shall not cause any Notes of such series then listed on any national securities exchange registered under the Securities Exchange Act of 1934, as amended, to be delisted;

          (e) the Issuer shall have delivered to the Trustee an Opinion of Counsel to the effect that (i) if such deposits shall include Government Obligations in respect of any government other than the United States of America, such deposit shall not result in the Issuer, the Trustee or such trust constituting an "investment company" under the Investment Company Act of 1940, as amended, and (ii) the Holders of the Notes of such series then Outstanding and Coupons appertaining thereto will not recognize income, gain or loss for Federal income tax purposes as a result of such covenant defeasance and will be subject to Federal income tax on the same amounts, in the same manner and at the same times as would have been the case if such covenant defeasance had not occurred; and

          (f) the Issuer shall have delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent herein provided for relating to such covenant defeasance have been complied with.

          Section 10.2  Application by Trustee of Funds Deposited for Payment of
                        --------------------------------------------------------
Notes.  Subject to Section 10.4, all moneys deposited with the Trustee (or other
- -----
trustee) pursuant to Section 10.1 in respect of the Outstanding Notes of a particular series and the Coupons appertaining thereto shall be held in trust and applied by it to the payment, either directly or through any paying agent (including the Issuer acting as its own paying agent), to the Holders of such Notes and Coupons of all sums due and to become due thereon for principal and interest; but such money need not be segregated from other funds except to the extent required by law.

          Section 10.3  Repayment of Moneys Held by Paying Agent.  In connection
                        ----------------------------------------
with the satisfaction and discharge of this Indenture with respect to the Notes of any series, all moneys then held by any paying agent under the provisions of this Indenture with respect to such series of Notes shall, upon demand of the Issuer, be repaid to it or paid to the Trustee and thereupon such paying agent shall be released from all further liability with respect to such moneys.

          Section 10.4  Return of Moneys Held by Trustee and Paying Agent
                        -------------------------------------------------
Unclaimed for Two Years.  Any moneys deposited with or paid to the Trustee or
- -----------------------
any paying agent for the payment of the principal of or interest on any Note of any series or Coupons appertaining thereto and not applied but remaining unclaimed for two years after the date upon which such principal or interest shall have become due and payable, shall, upon the written request of the Issuer and unless otherwise required by mandatory provisions of applicable escheat or abandoned or unclaimed property law, be repaid to the Issuer by the Trustee or such paying agent, and the Holder of the Notes of such series and of any Coupons appertaining thereto shall, unless otherwise required by mandatory provisions of applicable escheat or abandoned or unclaimed property laws, thereafter look only to the Issuer for any payment which such Holder may be entitled to collect, and all liability of the Trustee or any paying agent with respect to such moneys shall thereupon cease; provided, however, that the Trustee or such paying agent, before being required to make any such repayment with respect to moneys deposited with it for any payment (a) in respect of Registered Notes of any series, shall at the expense of the Issuer, mail by first-class mail to Holders of such Notes at their addresses as they shall appear on the Note Register for the Notes of such series, and (b) in respect of Unregistered Notes of any series, shall at the expense of the Issuer cause to be published once, in an Authorized Newspaper in the Borough of Manhattan, The City of New York, notice that such moneys remain and that, after a date specified therein, which shall not be less than 30 days from the date of such mailing or publication, any unclaimed balance of such moneys then remaining will be repaid to the Issuer.

          Section 10.5  Indemnity for Government Obligations.  The Issuer shall
                        ------------------------------------
pay and indemnify the Trustee against any tax, fee or other charge imposed on or assessed against the Government Obligations deposited pursuant to Section 10.1 or the principal or interest received in respect of such Government Obligations, other than any such tax, fee or other charge which by law is for the account of the Holders of the Notes and Coupons for whose benefit such Government Obligations are held.


                                 ARTICLE ELEVEN

                     REDEMPTION OF NOTES AND SINKING FUNDS
                     -------------------------------------

          Section 11.1  Applicability of Article.  The provisions of this
                        ------------------------
Article shall be applicable to the Notes of any series which are redeemable before their maturity or to any sinking fund for the retirement of Notes of a series except as otherwise specified as contemplated by Section 2.3 for Notes of any series.

          Section 11.2  Notice of Redemption; Partial Redemptions.  Notice of
                        -----------------------------------------
redemption to the Holders of Registered Notes of any series to be redeemed as a whole or in part shall be given by mailing notice of such redemption by first class mail, postage prepaid, at least 30 days and not more than 60 days prior to the date fixed for redemption, to such Holders at their last addresses as they shall appear upon the registry books for such Notes. Notice of redemption to the Holders of Unregistered Notes of any series to be redeemed as a whole or in part, who have filed their names and addresses with the Trustee pursuant to
Section 4.4(c)(ii), shall be given by mailing notice of such redemption by first class mail, postage prepaid, at least 30 days and not more than 60 days prior to the date fixed for redemption, to such Holders at such addresses as were so furnished to the Trustee (and, in the case of any such notice given by the Issuer, the Trustee shall make such information available to the Issuer for such purpose). Notice of redemption to all other Holders of Unregistered Notes of any series shall be published in an Authorized Newspaper in the Borough of Manhattan, The City of New York, in each case once in each of three successive calendar weeks, the first publication to be not less than 30 days nor more than 60 days prior to the date fixed for redemption; provided, however, that notice
                                                --------  -------
of redemption shall not be required to be published if there are no Holders of Unregistered Notes of any series that have not filed their names and addresses with the Trustee pursuant to Section 4.4(c)(ii). Any notice which is mailed in the manner herein provided shall be conclusively presumed to have been duly given, whether or not the Holder receives the notice. Failure to give notice by mail, or any defect in the notice to the Holder of any Note of any series designated for redemption as a whole or in part, shall not affect the validity of the proceedings for the redemption of any other Note of such series.

          The notice of redemption to each such Holder shall specify the principal amount of each Note of such series held by such Holder to be redeemed, the date fixed for redemption, the redemption price, the place or places of payment, that payment will be made upon presentation and surrender of such Notes and, in the case of Notes with Coupons attached thereto, of all Coupons appertaining thereto maturing after the date fixed for redemption, that such redemption is pursuant to the mandatory or optional sinking or other analogous fund, or both, if such be the case, that interest accrued to the date fixed for redemption will be paid as specified in such notice and that on and after said date interest thereon or on the portions thereof to be redeemed will cease to accrue. In case any Note is to be redeemed in part only, the notice of redemption shall state the portion of the principal amount thereof to be redeemed and shall state that on and after the date fixed for redemption, upon surrender of such Note, a new Note or Notes of such series in authorized denominations for an aggregate principal amount equal to the unredeemed portion thereof will be issued.

          The notice of redemption of Notes of any series to be redeemed at the option of the Issuer shall be given by the Issuer or, at the Issuer's request, by the Trustee in the name and at the expense of the Issuer.

          On or before the redemption date specified in the notice of redemption given as provided in this Section, the Issuer will deposit with the Trustee or with one or more paying agents (or, if the Issuer is acting as its own paying agent, set aside, segregate and hold in trust as provided in Section 3.4) an amount of money sufficient to redeem on the redemption date all the Notes of any series so called for redemption at the applicable redemption price, together with accrued interest to the date fixed for redemption. The Issuer will deliver to the Trustee at least 30 days prior to the date fixed for redemption an Officers' Certificate stating the aggregate principal amount of Notes of each series to be redeemed. In case of a redemption at the option of the Issuer prior to the expiration of any restriction on such redemption, the Issuer shall deliver to the Trustee, prior to the giving of any notice of redemption to Holders pursuant to this Section, an Officers' Certificate stating that such restriction has been complied with. If less than all the Notes of any series are to be redeemed, the Trustee shall select, in such manner as it shall deem appropriate and fair, Notes of such series to be redeemed in whole or in part. Notes may be redeemed in part in multiples equal to the minimum authorized denomination for Notes of such series or any multiple thereof. The Trustee shall promptly notify the Issuer in writing of the Notes of such series selected for redemption and, in the case of any Notes of such series selected for partial redemption, the principal amount thereof to be redeemed. For all purposes of this Indenture, unless the context otherwise requires, all provisions relating to the redemption of Notes of any series shall relate, in the case of any Note redeemed or to be redeemed only in part, to the portion of the principal amount of such Note which has been or is to be redeemed.

          Section 11.3  Payment of Notes Called for Redemption.  If notice of
                        --------------------------------------
redemption has been given as provided in Section 11.2, the Notes or portions of Notes specified in such notice shall become due and payable on the date and at the place stated in such notice at the applicable redemption price, together with interest accrued to the date fixed for redemption, and on and after said date (unless the Issuer shall default in the payment of such Notes at the applicable redemption price, together with interest accrued to said date) interest on the Notes or portions of Notes so called for redemption shall cease to accrue, the unmatured Coupons, if any, appertaining thereto shall be void and, except as provided in Sections 6.5 and 10.4, such Notes shall cease from and after the date fixed for redemption to be entitled to any benefit or security under this Indenture, and the Holders thereof shall have no right in respect of such Notes except the right to receive the applicable redemption price thereof and unpaid interest to the date fixed for redemption. On presentation and surrender of such Notes at a place of payment specified in said notice, together with all Coupons, if any, appertaining thereto maturing after the date fixed for redemption, such Notes or the specified portions thereof shall be paid and redeemed by the Issuer at the applicable redemption price, together with interest accrued thereon to the date fixed for redemption; provided that payment of interest becoming due on or prior to the date fixed for redemption shall be payable, in the case of Notes with Coupons attached thereto, to the Holders of the Coupons for such interest upon surrender thereof or, in the case of Registered Notes, to the Holders of such Registered Notes registered as such on the relevant Record Date, subject to the terms and provisions of Sections 2.3 and 2.7.

          If any Note called for redemption shall not be so paid upon surrender thereof for redemption, the principal shall, until paid or duly provided for, bear interest from the date fixed for redemption at the rate of interest or Yield to Maturity (in the case of an Original Issue Discount Note) borne by such Note.

          If any Note with Coupons attached thereto is surrendered for redemption and is not accompanied by all appurtenant Coupons maturing after the date fixed for redemption, the surrender of such missing Coupon or Coupons may be waived by the Issuer and the Trustee, if there be furnished to each of them such security or indemnity as they may require to save each of them harmless.

          Upon presentation of any Note redeemed in part only, the Issuer shall execute and the Trustee shall authenticate and deliver to or on the order of the Holder thereof, at the expense of the Issuer, a new Note or Notes of such series, of authorized denominations, in principal amount equal to the unredeemed portion of the Note so presented.

          Section 11.4  Exclusion of Certain Notes from Eligibility for
                        -----------------------------------------------
Selection for Redemption.  Notes shall be excluded from eligibility for
- ------------------------
selection for redemption if they are identified by registration and certificate number in an Officers' Certificate delivered to the Trustee at least 30 days prior to the last date on which notice of redemption may be given as being owned of record and beneficially by, and not pledged or hypothecated by either (a) the Issuer or (b) an entity specifically identified in such Officers' Certificate as directly or indirectly controlling or controlled by or under direct or indirect common control with the Issuer.

          Upon presentation of any Note redeemed in part only, the Issuer shall execute and the Trustee shall authenticate and deliver to or on the order of the Holder thereof, at the expense of the Issuer, a new Note or Notes of such series, of authorized denominations, in principal amount equal to the unredeemed portion of the Note so presented.

          Section 11.5  Mandatory and Optional Sinking Funds.  The minimum
                        ------------------------------------
amount of any sinking fund payment provided for by the terms of the Notes of any series is herein referred to as a "mandatory sinking fund payment", and any payment in excess of such minimum amount provided for by the terms of the Notes of any series is herein referred to as an "optional sinking fund payment". The date on which a sinking fund payment is to be made is herein referred to as the "sinking fund payment date".

          In lieu of making all or any part of any mandatory sinking fund payment with respect to any series of Notes in cash, the Issuer may at its option (a) deliver to the Trustee Notes of such series theretofore purchased or otherwise acquired (except upon redemption pursuant to the mandatory sinking fund) by the Issuer or receive credit for Notes of such series (not previously so credited) theretofore purchased or otherwise acquired (except as aforesaid) by the Issuer and delivered to the Trustee for cancellation pursuant to Section 2.10, (b) receive credit for optional sinking fund payments (not previously so credited) made pursuant to this Section or (c) receive credit for Notes of such series (not previously so credited) redeemed by the Issuer through any optional redemption provision contained in the terms of such series. Notes so delivered or credited shall be received or credited by the Trustee at the sinking fund redemption price specified in such Notes.

          On or before the 60th day next preceding each sinking fund payment date for any series, the Issuer will deliver to the Trustee an Officers' Certificate (which need not contain the statements required by Section 13.5) (a) specifying the portion of the mandatory sinking fund payment due on such date to be satisfied by payment of cash and the portion to be satisfied by credit of Notes of such series and the basis for such credit, (b) stating that none of the Notes of such series to be so credited has theretofore been so credited, (c) stating that no defaults in the payment of interest or Events of Default with respect to such series have occurred (which have not been waived or cured) and are continuing and (d) stating whether or not the Issuer intends to exercise its right to make an optional sinking fund payment on such date with respect to such series and, if so, specifying the amount of such optional sinking fund payment which the Issuer intends to pay on or before the next succeeding sinking fund payment date. Any Notes of such series to be so credited and required to be delivered to the Trustee in order for the Issuer to be entitled to credit therefor as aforesaid which have not theretofore been delivered to the Trustee shall be delivered for cancellation pursuant to Section 2.10 to the Trustee with such Officers' Certificate (or reasonably promptly thereafter if acceptable to the Trustee). Such Officers' Certificate shall be irrevocable, and upon its receipt by the Trustee the Issuer shall become unconditionally obligated to make all the cash payments or other deliveries therein referred to, if any, on or before the next succeeding sinking fund payment date. Failure of the Issuer, on or before any such 60th day, to deliver such Officers' Certificate and securities specified in this paragraph, if any, shall not constitute a default but shall constitute, on and as of such 60th day, the irrevocable election of the Issuer that (i) the mandatory sinking fund payment for such series due on the next succeeding sinking fund payment date shall be paid entirely in cash without the option to deliver or credit Notes of such series in respect thereof and (ii) the Issuer will make no optional sinking fund payment with respect to such series on such date as provided in this Section.

          If the sinking fund payment or payments (mandatory or optional or both) to be made in cash on the next succeeding sinking fund payment date plus any unused balance of any preceding sinking fund payments made in cash shall exceed $50,000 if the Issuer shall so request with respect to the Notes of any particular series, such cash shall be applied on the next succeeding sinking fund payment date to the redemption of Notes of such series at the applicable sinking fund redemption price, together with accrued interest to the date fixed for redemption. If such amount shall be $50,000 or less and the Issuer makes no such request, then such amount shall be carried over until a sum in excess of $50,000 is available. The Trustee shall select, in the manner provided in Section 11.2, for redemption on such sinking fund payment date a sufficient principal amount of Notes of such series to absorb said cash, as nearly as may be, and shall (if requested in writing by the Issuer) inform the Issuer of the serial numbers of the Notes of such series (or portions thereof) so selected. Notes shall be excluded from eligibility for redemption under this
Section if they are identified by registration and certificate number in an Officers' Certificate delivered to the Trustee at least 30 days prior to the sinking fund payment date as being owned of record and beneficially by, and not pledged or hypothecated by either (a) the Issuer or (b) an entity specifically identified in such Officers' Certificate as directly or indirectly controlling or controlled by or under direct or indirect common control with the Issuer.
The Trustee, in the name and at the expense of the Issuer (or the Issuer, if it shall so request the Trustee in writing), shall cause notice of redemption of the Notes of such series to be given in substantially the manner provided in
Section 11.2 (and with the effect provided in Section 11.3) for the redemption of Notes of such series in part at the option of the Issuer. The amount of any sinking fund payments not so applied or allocated to the redemption of Notes of such series shall be added to the next cash sinking fund payment for such series and, together with such payment, shall be applied in accordance with the provisions of this Section. Any and all sinking fund moneys held on the stated maturity date of the Notes of a particular series (or earlier, if such maturity is accelerated), which are not held for the payment or redemption of particular Notes of such series, shall be applied, together with other moneys, if necessary, sufficient for the purpose, to the payment of the principal of and interest on the Notes of such series at maturity.

          Unless otherwise provided for, on or before each sinking fund payment date, the Issuer shall pay to the Trustee in cash or shall otherwise provide for the payment of all interest accrued to the date fixed for redemption on Notes to be redeemed on such sinking fund payment date.

          The Trustee shall not redeem or cause to be redeemed Notes of any series with sinking fund moneys or give any notice of redemption of Notes of such series by operation of the sinking fund for such series during the continuance of any Event of Default with respect to such series except that, if notice of redemption of any Notes of such series shall theretofore have been given, the Trustee shall redeem or cause to be redeemed such Notes, provided that the Trustee or one or more paying agents shall have received from the Issuer a sum sufficient for such redemption.
Except as aforesaid, any moneys in the sinking fund for such series at the time when any such Event of Default shall occur, and any moneys thereafter paid into the sinking fund, shall, during the continuance of such Event of Default, be deemed to have been collected under Article Five and held for the payment of all Notes of such series. In case such Event of Default shall have been waived as provided in Section 5.10 or the default cured on or before the 60th day preceding any sinking fund payment date, such moneys shall thereafter be applied on such sinking fund payment date in accordance with this Section to the redemption of Notes of such series.

                                 ARTICLE TWELVE

                                COLLATERAL BONDS
                                ----------------

          Section 12.1  Pledge.  The Issuer hereby delivers to and pledges with
                        ------
the Trustee, for the benefit of the holders of the Notes of all series, the Collateral Bond fully registered in the name of the Trustee, in trust for the holders of the Notes as security for (1) the full and prompt payment of the principal of each Note when and as the same shall become due in accordance with the terms and provisions of this Indenture, either at the stated maturity thereof, upon acceleration of the maturity thereof or upon call for redemption, and (2) the full and prompt payment of any premium and interest on each Note when and as the same shall become due in accordance with the terms and provisions of this Indenture.

          As used in this Article Twelve, the phrase "holders of the Notes" shall mean, in the case of any Registered Global Note, the Depository and any Person having, from time to time, any beneficial interest in such Note.

          Section 12.2  Receipt.  The Trustee acknowledges receipt of the
                        -------
Collateral Bond for the benefit of the holders from time to time of the Notes.

          Section 12.3  Collateral Bonds Held by the Trustee.  The Trustee, as
                        ------------------------------------
the holder of the Collateral Bonds, shall attend any meeting of bondholders under the First Mortgage as to which it receives due notice. At such meeting the Trustee shall vote the Collateral Bonds held by it proportionately with the vote of the holders of all bonds issued and outstanding under the First Mortgage, other than the Collateral Bonds; provided, however, that the Trustee shall not, except upon mailing of notice and the unanimous written approval or consent of the holders of all Notes then outstanding, vote in favor of any action which would require the vote pursuant to the applicable provisions of the First Mortgage of the holders of all Bonds or of all Collateral Bonds then outstanding which are affected by such action.

          Section 12.4  No Transfer of Collateral Bonds; Exception.  Except as
                        ------------------------------------------
required to effect an assignment to a successor trustee under this Indenture or pursuant to Section 12.5 or Section 12.7 hereof, the Trustee shall not sell, assign or transfer the Collateral Bonds and the Issuer shall issue stop transfer instructions to the Mortgage Trustee and any transfer agent under the First Mortgage to effect compliance with this Section 12.4.

          Section 12.5  Release of Collateral Bonds.  The Trustee shall, upon
                        ---------------------------
written request of the Issuer, deliver to the Issuer without charge therefor the Collateral Bonds, together with such appropriate instruments of transfer or release as may be reasonably requested by the Issuer, when the conditions established by Section 10.1 hereof are satisfied.

          Section 12.6  Further Assurances.  The Issuer, at its own expense,
                        ------------------
shall do such further lawful acts and things, and execute and deliver such additional conveyances, assignments, assurances, agreements, financing statements and instruments, as the Trustee may at any time reasonably request in order to better assign, assure, perfect and confirm to the Trustee its security interest in the Collateral Bonds and for maintaining, protecting and preserving such security interest.

          Section 12.7  Acceptance of Additional Collateral Bonds.  At any time,
                        -----------------------------------------
at the option of the Issuer, the Issuer may pledge and deliver to the Trustee, and the Trustee shall accept, Additional Collateral Bonds registered in the name of the Trustee as security for the Notes. Such Additional Collateral Bonds shall be held in trust by the Trustee for the holders of the Notes as security for (a) the full and prompt payment of the principal of the Notes when and as the same shall become due in accordance with the terms and provisions of this Indenture, either at the stated maturity thereof, upon acceleration of the maturity thereof or upon call for redemption, and (b) the full and prompt payment of any premium and interest on each Note when and as the same shall become due in accordance with the terms and provisions of this Indenture.

          Prior to its acceptance of Additional Collateral Bonds, the Trustee shall receive from the Issuer, and (subject to Section 6.7 hereof) shall be fully protected in relying upon an Officers' Certificate stating that the delivery of the Additional Collateral Bonds will not result in a default under the First Mortgage, this Indenture or any other contract, indenture, loan agreement or other instrument to which the Issuer is a party or by which it or any of its property is bound, and an Opinion of Counsel stating:

          (a) that the Additional Collateral Bonds to be issued to the Trustee have been duly authorized, executed and delivered and that such Additional Collateral Bonds are legal, valid and binding obligations of the Issuer enforceable in accordance with their terms and entitled to the benefits and security of the First Mortgage, equally and ratably with all other bonds outstanding under the First Mortgage, subject to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting the enforcement of creditors' rights and to general equity principles;

          (b) that all applicable laws in respect of the execution and delivery of the Issuer of such Additional Collateral Bonds to the Trustee have been complied with;

          (c) that the First Mortgage has been duly recorded in all places where such recording is necessary for the perfection or preservation of the lien of the First Mortgage, no financing statements (other than such as have already been filed) are required to be filed pursuant to the Uniform Commercial Code for the perfection or preservation of the lien of the First Mortgage, and the First Mortgage constitutes a valid and perfected lien upon the property purported to be covered thereby, subject only to conditions or exceptions that do not, singly or in the aggregate, materially impair the use of the property affected thereby in the operations of the business of the Issuer;

          (d) that the security interest of the Trustee in such Additional Collateral Bonds thereby delivered to the Trustee is a valid and perfected security interest;

          (e) that all consents or approvals of all federal or state regulatory agency required in connection with the issuance of such Additional Collateral Bonds to the Trustee have been obtained and not withdrawn (except that no opinion need be expressed as to state securities or Blue Sky laws); and

          (f)  such other matters as the Trustee may reasonably request.

          Section 12.8  Exchange of Collateral Bonds.  The Issuer shall have the
                        ----------------------------
right, as permitted by Article II, Section 1, subdivision (c) of the First Mortgage and contemplated by Article I, Section 6 of the Mortgage Supplemental Indenture, to require that the Trustee present one or more of the Collateral Bonds then held by it in exchange for one or more other Collateral Bonds with a lower interest rate, lesser principal amount, different maturity date and different other terms which mirror the precise terms of the Notes outstanding from time to time hereunder. The Trustee shall surrender the applicable Collateral Bonds then held by it for cancellation by the Issuer concurrently with receiving the replacement Collateral Bonds from the Issuer and following not less than five days prior written direction by the Issuer to effect such exchange.

                                ARTICLE THIRTEEN

                            MISCELLANEOUS PROVISIONS
                            ------------------------

          Section 13.1  Incorporators, Stockholders, Officers and Directors of
                        ------------------------------------------------------
Issuer Exempt from Individual Liability.  No recourse under or upon any
- ---------------------------------------
obligation, covenant or agreement contained in this Indenture or the First Mortgage, or in any Note or Coupon or Bond, or because of any indebtedness evidenced thereby, shall be had against any incorporator, as such, or against any past, present or future stockholder, officer or director, as such, of the Issuer or of any successor, either directly or through the Issuer or any successor, under any rule of law, statute or constitutional provision or by the enforcement of any assessment or by any legal or equitable proceeding or otherwise, all such liability being expressly waived and released by the acceptance of the Notes and the Coupons appertaining thereto by the Holders thereof and as part of the consideration for the issue of the Notes and the Coupons appertaining thereto.

          Section 13.2  Provisions of Indenture for the Sole Benefit of Parties
                        -------------------------------------------------------
and Holders of Notes and Coupons.  Nothing in this Indenture, in the Notes or
- --------------------------------
Coupons appertaining thereto, expressed or implied, shall give or be construed to give to any person, firm or corporation, other than the parties hereto and their successors and the Holders of the Notes or Coupons, if any, any legal or equitable right, remedy or claim under this Indenture or under any covenant or provision herein contained, all such covenants and provisions being for the sole benefit of the parties hereto and their successors and of the Holders of the Notes or Coupons, if any.

          Section 13.3  Successors and Assigns of Issuer Bound by Indenture.
                        ---------------------------------------------------
All the covenants, stipulations, promises and agreements in this Indenture contained by or on behalf of the Issuer shall bind its successors and assigns, whether so expressed or not.

          Section 13.4  Notices and Demands on Issuer, Trustee and Holders of
                        -----------------------------------------------------
Notes and Coupons.  Any notice or demand which by any provision of this
- -----------------
Indenture is required or permitted to be given or served by the Trustee or by any Holder of Notes of any series or Coupons appertaining thereto or upon the Issuer may be given or served by being deposited postage prepaid in the United States mail, first-class mail (except as otherwise specifically provided herein), addressed (until another address of the Issuer is filed by the Issuer with the Trustee) to Madison Gas and Electric Company, 133 South Blair Street, Madison, Wisconsin 53703, Attention: Vice President-Finance. Any notice, direction, request or demand by the Issuer or any Holder of Notes of any series or Coupons appertaining thereto to or upon the Trustee shall be deemed to have been sufficiently given or served by being deposited postage prepaid in the United States mail, first-class mail (except as otherwise specifically provided herein), addressed (until another address of the Trustee is filed by the Trustee with the Issuer) to 321 North Main Street, West Bend, Wisconsin 53095, Attention: Administrator. Any notice required or permitted to be given or served by the Issuer or by the Trustee to or upon (i) any Holders of Registered Notes of any series or any Holders of Unregistered Notes who have filed their names and addresses with the Trustee pursuant to Section 4.4(c)(ii), may be given or served by being deposited in the United States mail, first-class mail (except as otherwise specifically provided herein), addressed at their addresses as they shall appear on the Note Register or at the addresses so filed, respectively, and (ii) any Holders of other Unregistered Notes, by publication at least once in an Authorized Newspaper in the Borough of Manhattan, The City of New York.

          In any case where notice to the Holders of Notes is given by mail, neither the failure to mail such notice, nor any defect in any notice so mailed, to any particular Holder shall affect the sufficiency of such notice with respect to other Holders. Where this Indenture provides for notice in any manner, such notice may be waived in writing by the person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Holders shall be filed with the Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

          In case, by reason of the suspension of or irregularities in regular mail service, it shall be impracticable to mail notice to the Issuer when such notice is required to be given pursuant to any provision of this Indenture, then any manner of giving such notice as shall be reasonably satisfactory to the Trustee shall be deemed to be a sufficient giving of such notice.

          Section 13.5  Officers' Certificates and Opinions of Counsel;
                        -----------------------------------------------
Statements to be Contained Therein.  Upon any application or demand by the
- ----------------------------------
Issuer to the Trustee to take any action under any of the provisions of this Indenture, the Issuer shall furnish to the Trustee an Officers' Certificate stating that all conditions precedent provided for in this Indenture relating to the proposed action have been complied with and an Opinion of Counsel stating that in the opinion of such counsel all such conditions precedent have been complied with, except that in the case of any such application or demand as to which the furnishing of such documents is specifically required by any provision of this Indenture relating to such particular application or demand, no additional certificate or opinion need be furnished.

          Each certificate or opinion provided for in this Indenture and delivered to the Trustee with respect to compliance with a condition or covenant provided for in this Indenture (other than certificates provided pursuant to Section 4.3(d)) shall include (a) a statement that the person making such certificate or opinion has read such covenant or condition, (b) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based, (c) a statement that, in the opinion of such person, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been complied with and (d) a statement as to whether or not, in the opinion of such person, such condition or covenant has been complied with.

          Any certificate, statement or opinion of an officer of the Issuer may be based, insofar as it relates to legal matters, upon a certificate or opinion of or representations by counsel, unless such officer knows that the certificate or opinion of or representations with respect to the matters upon which his certificate, statement or opinion may be based as aforesaid are erroneous, or in the exercise of reasonable care should know that the same are erroneous. Any certificate, statement or opinion of counsel may be based, insofar as it relates to factual matters, information with respect to which is in the possession of the Issuer, upon the certificate, statement or opinion of or representations by an officer or officers of the Issuer, unless such counsel knows that the certificate, statement or opinion or representations with respect to the matters upon which his certificate, statement or opinion may be based as aforesaid are erroneous, or in the exercise of reasonable care should know that the same are erroneous.

          Any certificate, statement or opinion of an officer of the Issuer or of counsel may be based, insofar as it relates to accounting matters, upon a certificate or opinion of or representations by an accountant or firm of accountants in the employ of the Issuer, unless such officer or counsel, as the case may be, knows that the certificate or opinion or representations with respect to the accounting matters upon which his certificate, statement or opinion may be based as aforesaid are erroneous, or in the exercise of reasonable care should know that the same are erroneous.

          Any certificate or opinion of any independent firm of public accountants filed with and directed to the Trustee shall contain a statement that such firm is independent.

          Section 13.6  Payments Due on Saturdays, Sundays and Holidays.  If the
                        -----------------------------------------------
date of maturity of interest on or principal of the Notes of any series or any Coupons appertaining thereto or the date fixed for redemption or repayment of any such Note or Coupon shall not be a Business Day, then payment of interest or principal need not be made on such date, but may be made on the next succeeding Business Day with the same force and effect as if made on the date of maturity or the date fixed for redemption or repayment, and no interest shall accrue for the period after such date.

          Section 13.7  Conflict of any Provision of Indenture with Trust
                        -------------------------------------------------
Indenture Act of 1939.  If and to the extent that any provision of this
- ---------------------
Indenture limits, qualifies or conflicts with any provision set forth in Sections 310 to 317, inclusive, of the Trust Indenture Act of 1939, that impose duties on any person, such provision of the Trust Indenture Act of 1939 shall control.

          Section 13.8  Wisconsin Law to Govern.  This Indenture and each Note
                        -----------------------
and Coupon shall be deemed to be a contract under the laws of the State of Wisconsin, and for all purposes shall be construed in accordance with the laws of such State, except as may otherwise be required by mandatory provisions of law.

          Section 13.9  Counterparts.  This Indenture may be executed in any
                        ------------
number of counterparts, each of which shall be an original; but such counterparts shall together constitute but one and the same instrument.

          Section 13.10  Effect of Headings.  The Article and Section headings
                         ------------------
herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

          IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed, and their respective corporate seals to be hereunto affixed and attested, all as of January 1, 1994.


                              MADISON GAS AND ELECTRIC COMPANY


                              By
                                ----------------------------
                                Title:


[CORPORATE SEAL]

Attest:


By
  ---------------------------
  Title:

                              M&I FIRST NATIONAL BANK



                              By
                                ----------------------------
                                Title:

[CORPORATE SEAL]

Attest:


By
  ---------------------------
  Title: